                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08928

                            HSBC INVESTOR PORTFOLIOS
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
               (Address of principal executive offices) (Zip code)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2005

                   Date of reporting period: October 31, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS' 3507.

Item 1. Reports to Stockholders.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                 Annual Report

                       HSBC Investor LifeLine Funds'TM'

         LifeLine

        It's simple.

         It's easy.

      It's affordable.

      October 31, 2005


                                  HSBC Investor Aggressive
                                  Growth Strategy Fund


                                  HSBC Investor Growth
                                  Strategy Fund


                                  HSBC Investor Moderate
                                  Growth Strategy Fund


                                  HSBC Investor Conservative
                                  Growth Strategy Fund


                                  HSBC Investor Conservative
                                  Income Strategy Fund


                      HSBC Investor LifeLine Funds

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              [HSBC LOGO]

Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Lifeline Funds
Annual Report - October 31, 2005

Chairman's Message ............. ............................................  1
Commentary From the Investment Manager ......................................  2
Portfolio Reviews ...........................................................  3
Statements of Assets and Liabilities ........................................ 18
Statements of Operations .................................................... 19
Statements of Changes in Net Assets ......................................... 20
Financial Highlights ........................................................ 26
Notes to Financial Statements ............................................... 31
Report of Independent Registered Public Accounting Firm ..................... 37
Table of Shareholder Expenses ............................................... 38
HSBC Investor Portfolios
Schedules of Portfolio Investments
        HSBC Investor Limited Maturity Portfolio ............................ 40
        HSBC Investor Fixed Income Portfolio ................................ 42
        HSBC Investor Growth Portfolio ...................................... 45
        HSBC Investor Value Portfolio ....................................... 46
        HSBC Investor International Equity Portfolio ........................ 47
        HSBC Investor Small Cap Equity Portfolio ............................ 50
Statements of Assets and Liabilities ........................................ 51
Statements of Operations .................................................... 52
Statements of Changes in Net Assets ......................................... 53
Financial Highlights ........................................................ 56
Notes to Financial Statements ............................................... 57
Report of Independent Registered Public Accounting Firm ..................... 64
Investment Adviser Contract Approval ........................................ 65
Table of Shareholder Expenses ............................................... 66
Board of Trustees ........................................................... 68
Privacy Policy .............................................................. 70

Chairman's Message

Dear Fellow Shareholders:

You have probably read about a number of new and proposed rules that the Securities and Exchange Commission has announced to enhance the corporate governance structure of mutual funds. In my letter to you in the Funds' most recent Semi-Annual Report, I noted that the Board of Trustees was committed to following the recommendations of the SEC and to work on its own to operate in a manner that is most beneficial to you, the shareholders.

The HSBC Investor Funds instituted a number of sound governance practices even before the SEC made them rules. For example, the SEC is currently considering a requirement that the chairman of a mutual fund board be an independent person, with no significant ties to fund management. Our funds were among the first in the industry to create the position of independent chairman, and we are determined to maintain much more than a majority of independent trustees.

The SEC requirement regarding the minimum number of independent trustees is 40%. Current regulations stipulate that independent trustees must hold at least a majority of board positions. Our board consists of five independent members (84%) and one interested trustee, who is the CEO of HSBC Investments (USA) Inc. The independent trustees also lead and work on various board committees, including audit, nominating/governance and valuation.

The full board meets at least quarterly to receive reports from fund management on topics such as investment performance, administrative activities and government regulations. At these sessions, the board meets with the various sub-advisers to the HSBC Investor Funds to review their investment operations and results. We work closely with fund counsel and our own independent legal counsel to ensure that the funds continue to comply with all regulatory requirements, including any new rules promulgated by the SEC. Between board meetings, ongoing communication among board members and with management helps us fulfill our responsibilities to oversee the operations of the funds.

All of us who are involved in the management of the HSBC Investor Funds welcome communication with you as well. We will keep you informed about industry trends and our commitment to 'best practices.' If you have any concerns, please contact us at:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

On behalf of the Board of Trustees and fund management, I would like to thank you for your continuing support.

Sincerely,

Larry M. Robbins
Larry M. Robbins, Chairman, HSBC Investor Funds


1  HSBC INVESTOR FAMILY OF FUNDS

                                          Commentary From the Investment Manager
--------------------------------------------------------------------------------
HSBC Investments (USA) Inc.
U.S. Economic Review

The U.S. economy generated healthy growth during the 12-month period ended October 31, 2005, despite a number of negative influences. Strong business and consumer spending helped the economy expand in the face of headwinds that included rising interest rates, surging energy prices and the devastation wrought by hurricanes on the Gulf Coast.

Energy prices climbed dramatically throughout much of the period, as production capacity did not keep pace with demand from growing economies in China, India and much of the rest of the world. Meanwhile, concerns about instability in the Middle East and other oil-producing regions led commodities traders to bid up oil prices. Hurricanes Katrina and Rita in late August and early September decimated much of the United States' oil refining capacity, resulting in a spike in gasoline prices.

Higher energy prices appeared to have a mildly negative impact on consumer spending. That development seemed to dampen the economy, decreasing the threat of inflation for a time -- but data in the fall of 2005 suggested that high energy prices finally had begun to translate into rising consumer prices.

The Federal Reserve Board (the 'Fed') throughout this period was concerned that economic growth and rising commodity and energy prices might lead to higher inflation. The Fed therefore increased its target short-term interest rate seven times for a total increase of 1.75 percentage points. (The Fed increased the federal funds rate by another quarter-point on November 1, just after the end of the period under discussion.) That tighter monetary policy was designed to increase borrowing costs, thereby restraining economic growth and keeping inflation in check.

Long-term interest rates remained low throughout much of the period, however. Investors showed little concern about the prospect of higher inflation and foreign investors poured money into Treasury bonds, which supported their prices and put a ceiling on yields. Low long-term rates helped keep mortgage rates at very low levels throughout most of this 12-month period. Inexpensive mortgages buttressed consumer spending by allowing consumers to refinance their home loans and free up cash. Low mortgage rates also supported strong growth in the housing sector.

Business spending remained strong throughout the period. Corporations entered this fiscal year with historically high levels of cash and low debt. Many companies had waited to make significant investments until the presidential election provided a less cloudy outlook on taxes and regulations. The election's resolution freed those firms to invest in hiring, equipment and other initiatives during this 12-month period. Corporate profit growth exceeded analysts' expectations throughout this fiscal year. Many companies sought to generate continued strong growth through mergers and acquisitions.

Market Review

Stocks experienced an up-and-down year. The market generated strong gains early in the period, fell sharply in the spring of 2005, rallied during summer and then declined again in early autumn. The Standard & Poor's 500 index gained 8.72% for the period as a whole.

Energy stocks produced much of the market's gains. Shares in that sector benefited from higher energy prices, which expanded profit margins in the sector and increased demand for energy-related products and services. Other traditionally defensive sectors such as utilities and basic materials also fared well.

Financial-services stocks struggled. The combination of rising short-term interest rates and consistently low long-term interest rates led to a flatter yield curve. The smaller spread between short- and long-term interest rates crimped profits for many lenders, which make money by borrowing cash at short-term rates and lending it at long-term rates.

Consumer-related stocks declined during the second half of the period, as investors grew concerned that stagnant wages and higher energy prices would take a toll on consumer spending. The health-care sector surged early in the period, but subsequently was dragged down by ongoing problems among large pharmaceutical stocks. Drug companies continued to struggle with slow revenue growth, patent expirations, weak drug pipelines and high-profile legal problems. Technology shares struggled early in the period, but staged a comeback toward the end of the fiscal year as demand for technology appeared to pick up and advertising revenues strengthened at Internet media stocks.

Value indices outperformed growth benchmarks, due to the strength of value-oriented sectors such as energy and utilities and the weakness of growth sectors including health care, consumer discretionary and -- for much of the period -- technology. Small- and mid-cap shares continued a long run of superior performance to large caps.

Foreign stocks generally outperformed the U.S. market. Foreign shares performed especially well for U.S. investors early in the period, as the dollar declined versus foreign currencies. Emerging markets significantly outperformed developed markets on the strength of faster-than-expected economic growth.


                                               HSBC INVESTOR FAMILY OF FUNDS  2

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Aggressive Growth Strategy Fund
HSBC Investor Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund
HSBC Investor Conservative Growth Strategy Fund
HSBC Investor Conservative Income Strategy Fund

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk, than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically have experienced a greater degree of market volatility than average. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instabilities and fluctuations in currency exchanges.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00.

The HSBC Investor Funds feature a number of funds that are structured as 'master/feeder' funds. Under this two-tier structure, one fund (the 'feeder fund') invests all of its assets in a second fund (the 'master fund'). The LifeLine Funds, through this master/feeder structure, provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Each LifeLine Fund provides an asset allocation option corresponding to different investment objectives and risk tolerances. Each LifeLine Fund is a feeder fund. However, unlike most feeder funds, a LifeLine Fund will not direct all of its assets to a single master fund. Instead, the LifeLine Fund will allocate its assets to different master funds in accordance with its asset allocation model. HSBC Investments (USA) Inc. (the 'Adviser'), according to specific target allocations, invested each LifeLine Fund's assets in some or all of the following master funds ('underlying Portfolios'):

HSBC Investor Growth Portfolio ('Growth Portfolio'); HSBC Investor Value Portfolio ('Value Portfolio'); HSBC Investor Small Cap Equity Portfolio ('Small Cap Equity Portfolio'); HSBC Investor International Equity Portfolio ('International Equity Portfolio'); HSBC Investor Fixed Income Portfolio ('Fixed Income Portfolio'); HSBC Investor Limited Maturity Portfolio ('Limited Maturity Portfolio'), and the HSBC Investor Money Market Fund ('Money Market Fund').

During the last fiscal year, each LifeLine Fund invested in a different combination of the underlying Portfolios according to the various target percentage weightings selected by the Adviser, approximately as set forth in the chart below.



                             HSBC Investor    HSBC Investor   HSBC Investor      HSBC Investor        HSBC Investor
                           Aggressive Growth      Growth     Moderate Growth  Conservative Growth  Conservative Income
                               Strategy          Strategy        Strategy           Strategy             Strategy
Underlying Portfolio             Fund              Fund            Fund               Fund                 Fund
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                 1%                1%              6%                 20%                  30%
                              ----------------------------------------------------------------------------------------
Fixed Income Portfolio           None              17%             31%                 20%                  25%
                              ----------------------------------------------------------------------------------------
Limited Maturity Portfolio       None              None            None                15%                  25%
                              ----------------------------------------------------------------------------------------
Growth Portfolio                 21%               21%             19%                 15%                   8%
                              ----------------------------------------------------------------------------------------
Value Portfolio                  21%               21%             18%                 15%                   8%
                              ----------------------------------------------------------------------------------------
Small Cap Equity Portfolio       34%               20%             11%                  5%                  None
                              ----------------------------------------------------------------------------------------
International Equity Portfolio   23%               20%             15%                 10%                   4%
                              ----------------------------------------------------------------------------------------
Total:                          100%              100%            100%                100%                  100%
----------------------------------------------------------------------------------------------------------------------


3  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Aggressive Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                HSBC Investor Aggressive  Russell 1000'r'  Russell 1000'r'  Russell MidCap'r'  MSCI EAFE Index  Citigroup U.S.
                Growth Strategy           Growth Index     Value Index      Growth Index                        Domestic Three Month
                Fund (B Shares)(2)                                                                              Treasury Bill Index

2/9/05                10,000                 10,000           10,000            10,000            10,000               10,000
2/28/05               10,050                 10,331           10,106            10,253            10,434               10,018
3/31/05                9,850                 10,190            9,922            10,103            10,176               10,039
4/30/05                9,570                 10,007            9,733             9,704             9,949               10,060
5/31/05                9,910                 10,248           10,204            10,259             9,964               10,084
6/30/05               10,110                 10,360           10,167            10,450            10,100               10,108
7/31/05               10,530                 10,660           10,664            11,060            10,410               10,134
8/31/05               10,660                 10,614           10,526            10,992            10,676               10,161
9/30/05               10,900                 10,763           10,575            11,135            11,154               10,188
10/31/05              10,170                 10,489           10,472            10,807            10,829               10,218

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                  HSBC Investor Aggressive    Aggressive Growth Blended
                  Growth Strategy Fund        Portfolio Index(4)
                  (B Shares)(2)

2/9/05              10,000                        10,000
2/28/05             10,050                        10,278
3/31/05              9,850                        10,100
4/30/05              9,570                         9,834
5/31/05              9,910                        10,179
6/30/05             10,110                        10,291
7/31/05             10,530                        10,736
8/31/05             10,660                        10,738
9/30/05             10,900                        10,938
10/31/05            10,170                        10,675

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Fund Performance                                           Aggregate Total Return (%)
------------------------------------------------------------------------------------
                                                           Inception         Since
As of October 31, 2005                                        Date         Inception
------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class A(1)    2/14/05          0.66
------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class B(2)    2/9/05           1.70
------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class C(3)    6/9/05           4.50
------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index and the Citigroup U.S. Domestic Three Month Treasury Bill Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

                                               HSBC INVESTOR FAMILY OF FUNDS  4

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

         HSBC Investor Growth  Russell 1000'r'  Russell 1000'r'  Russell MidCap'r'  MSCI EAFE  Citigroup U.S.        Lehman Brothers
         Strategy Fund         Growth Index     Value Index      Growth Index       Index      Domestic Three Month  Aggregate Bond
         (B Shares)(2)                                                                         Treasury Bill Index   Index


2/1/05        10,000             10,000            10,000            10,000          10,000          10,000              10,000
2/28/05       10,250             10,331            10,106            10,253          10,434          10,018               9,941
3/31/05       10,150             10,190             9,922            10,103          10,176          10,039               9,890
4/30/05        9,950             10,007             9,733             9,704           9,949          10,060              10,024
5/31/05       10,250             10,248            10,204            10,259           9,964          10,084              10,132
6/30/05       10,410             10,360            10,167            10,450          10,100          10,108              10,188
7/31/05       10,730             10,660            10,664            11,060          10,410          10,134              10,095
8/31/05       10,860             10,614            10,526            10,992          10,676          10,161              10,224
9/30/05       11,040             10,763            10,575            11,135          11,154          10,188              10,119
10/31/05      10,380             10,489            10,472            10,807          10,829          10,218              10,039

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor Growth     Growth Blended
                     Strategy Fund            Portfolio Index(4)
                     (B Shares)(2)

2/1/05                   10,000                10,000
2/28/05                  10,250                10,220
3/31/05                  10,150                10,062
4/30/05                   9,950                 9,883
5/31/05                  10,250                10,168
6/30/05                  10,410                10,258
7/31/05                  10,730                10,593
8/31/05                  10,860                10,619
9/30/05                  11,040                10,765
10/31/05                 10,380                10,546

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance                                           Aggregate Total Return (%)
------------------------------------------------------------------------------------
                                                           Inception         Since
As of October 31, 2005                                        Date         Inception
------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class A(1)               2/8/05           1.80
------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class B(2)               2/1/05           3.80
------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class C(3)               4/27/05          7.20
------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index and the Lehman Brothers Aggregate Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

5  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Moderate Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

          HSBC Investor Moderate    Russell 1000'r'  Russell 1000'r'  Russell MidCap'r'  MSCI EAFE  Citigroup U.S.  Lehman Brothers
          Growth Strategy Fund      Growth Index     Value Index      Growth Index       Index      Domestic Three  Aggregate Bond
          (B Shares)(2)                                                                             Month Treasury  Index
                                                                                                    Bill Index

2/1/05           10,000                10,000           10,000           10,000           10,000        10,000          10,000
2/28/05          10,160                10,331           10,106           10,253           10,434        10,018           9,941
3/31/05          10,032                10,190            9,922           10,103           10,176        10,039           9,890
4/30/05           9,912                10,007            9,733            9,704            9,949        10,060          10,024
5/31/05          10,133                10,248           10,204           10,259            9,964        10,084          10,132
6/30/05          10,263                10,360           10,167           10,450           10,100        10,108          10,188
7/31/05          10,483                10,660           10,664           11,060           10,410        10,134          10,095
8/31/05          10,583                10,614           10,526           10,992           10,676        10,161          10,224
9/30/05          10,693                10,763           10,575           11,135           11,154        10,188          10,119
10/31/05         10,103                10,489           10,472           10,807           10,829        10,218          10,039

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor Moderate     Moderate Growth Blended
                     Growth Strategy Fund       Portfolio Index(4)
                     (B Shares)(2)

2/1/05                   10,000                        10,000
2/28/05                  10,160                        10,156
3/31/05                  10,032                        10,027
4/30/05                   9,912                         9,924
5/31/05                  10,133                        10,158
6/30/05                  10,263                        10,231
7/31/05                  10,483                        10,465
8/31/05                  10,583                        10,507
9/30/05                  10,693                        10,597
10/31/05                 10,103                        10,424

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Fund Performance                                           Aggregate Total Return (%)
------------------------------------------------------------------------------------
                                                           Inception         Since
As of October 31, 2005                                        Date         Inception
------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class A(1)        2/3/05         -0.34
------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class B(2)        2/1/05          1.03
------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class C(3)       6/10/05          1.80
------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index and the Lehman Brothers Aggregatge Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

                                               HSBC INVESTOR FAMILY OF FUNDS  6

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Conservative Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

      HSBC Investor       Russell 1000'r' Russell 1000'r' Russell MidCap'r' MSCI   Citigroup U.S.  Lehman Brothers  Lehman Brothers
      Conservative        Growth Index    Value Index     Growth Index      EAFE   Domestic Three  Aggregate Bond   Intermediate
      Growth Strategy                                                       Index  Month Treasury  Index            Aggregate Bond
      Fund (B Shares)(2)                                                           Bill Index                       Index


2/17/05    10,000            10,000          10,000          10,000        10,000      10,000          10,000           10,000
2/28/05     9,970            10,331          10,106          10,253        10,434      10,018           9,941            9,948
3/31/05     9,872            10,190           9,922          10,103        10,176      10,039           9,890            9,910
4/30/05     9,792            10,007           9,733           9,704         9,949      10,060          10,024           10,023
5/31/05     9,952            10,248          10,204          10,259         9,964      10,084          10,132           10,109
6/30/05    10,032            10,360          10,167          10,450        10,100      10,108          10,188           10,150
7/31/05    10,172            10,660          10,664          11,060        10,410      10,134          10,095           10,078
8/31/05    10,252            10,614          10,526          10,992        10,676      10,161          10,224           10,186
9/30/05    10,312            10,763          10,575          11,135        11,154      10,188          10,119           10,110
10/31/05    9,792            10,489          10,472          10,807        10,829      10,218          10,039           10,049

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor              Conservative Growth
                     Conservative               Blended Portfolio
                     Growth Strategy            Index(4)
                     Fund (B Shares)(2)

2/17/05                  10,000                    10,000
2/28/05                   9,970                    10,106
3/31/05                   9,872                    10,013
4/30/05                   9,792                     9,964
5/31/05                   9,952                    10,141
6/30/05                  10,032                    10,198
7/31/05                  10,172                    10,353
8/31/05                  10,252                    10,399
9/30/05                  10,312                    10,454
10/31/05                  9,792                    10,333

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance                                              Aggregate Total Return (%)
---------------------------------------------------------------------------------------
                                                              Inception         Since
As of October 31, 2005                                           Date         Inception
---------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class A(1)     2/23/05          -2.22
---------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class B(2)     2/17/05          -2.08
---------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class C(3)     4/19/05           3.10
---------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Aggregate Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

7  HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Conservative Income Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

          HSBC Investor          Russell 1000'r'   Russell 1000'r'   MSCI EAFE   Citigroup U.S.   Lehman Brothers   Lehman Brothers
          Conservative           Growth Index      Value Index       Index       Domestic Three   Aggregate Bond    Intermediate
          Income Strategy Fund                                                   Month Treasury   Index             Aggregate Bond
          (A Shares)(1)                                                          Bill Index                         Index


2/8/05        9,497                 10,000            10,000          10,000        10,000            10,000            10,000
2/28/05       9,484                 10,331            10,106          10,434        10,018             9,941             9,948
3/31/05       9,417                 10,190             9,922          10,176        10,039             9,890             9,910
4/30/05       9,420                 10,007             9,733           9,949        10,060            10,024            10,023
5/31/05       9,517                 10,248            10,204           9,964        10,084            10,132            10,109
6/30/05       9,560                 10,360            10,167          10,100        10,108            10,188            10,150
7/31/05       9,607                 10,660            10,664          10,410        10,134            10,095            10,078
8/31/05       9,669                 10,614            10,526          10,676        10,161            10,224            10,186
9/30/05       9,666                 10,763            10,575          11,154        10,188            10,119            10,110
10/31/05      9,608                 10,489            10,472          10,829        10,218            10,039            10,049

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor              Conservative Income
                     Conservative               Blended Portfolio
                     Income Strategy Fund       Index(4)
                     (A Shares)(1)

2/8/05                   9,497                         10,000
2/28/05                  9,484                         10,030
3/31/05                  9,417                          9,978
4/30/05                  9,420                         10,009
5/31/05                  9,517                         10,123
6/30/05                  9,560                         10,165
7/31/05                  9,607                         10,208
8/31/05                  9,669                         10,272
9/30/05                  9,666                         10,269
10/31/05                 9,608                         10,201

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance                                              Aggregate Total Return (%)
---------------------------------------------------------------------------------------
                                                              Inception         Since
As of October 31, 2005                                           Date         Inception
---------------------------------------------------------------------------------------
HSBC Investor Conservative Income Strategy Fund Class A(1)     2/8/05           -3.92
---------------------------------------------------------------------------------------
HSBC Investor Conservative Income Strategy Fund Class B(2)     2/14/05          -3.32
---------------------------------------------------------------------------------------
HSBC Investor Conservative Income Strategy Fund Class C(3)     5/4/05            0.41
---------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Aggregate Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

                                               HSBC INVESTOR FAMILY OF FUNDS  8

Portfolio Reviews
--------------------------------------------------------------------------------

Aggressive Growth
Blended Portfolio
     Index

  [PIE CHART]

34.0% Russell MidCap'r' Growth Index
23.0% MSCI EAFE Index
21.0% Russell 1000'r' Value Index
21.0% Russell 1000'r' Growth Index
 1.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index

 Growth Blended
 Portfolio Index

  [PIE CHART]

21.0% Russell 1000'r' Value Index
21.0% Russell 1000'r' Growth Index
20.0% Russell MidCap'r' Growth Index
20.0% MSCI EAFE Index
17.0% Lehman Brothers Aggregate Bond Index
 1.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index

  Moderate Growth
 Blended Portfolio
    Index

  [PIE CHART]

31.0% Lehman Brothers Aggregate Bond Index
19.0% Russell 1000'r' Growth Index
18.0% Russell 1000'r' Value Index
11.0% Russell MidCap'r' Growth Index
15.0% MSCI EAFE Index
 6.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index

 Conservative Growth
 Blended Portfolio
     Index

   [PIE CHART]

20.0% Lehman Brothers Aggregate Bond Index
20.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index
15.0% Lehman Brothers Intermediate Aggregate Bond Index
15.0% Russell 1000'r' Growth Index
15.0% Russell 1000'r' Value Index
10.0% MSCI EAFE Index
 5.0% Russell MidCap'r' Growth Index

 Conservative Income
  Blended Portfolio
      Index

   [PIE CHART]

30.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index
25.0% Lehman Brothers Aggregate Bond Index
25.0% Lehman Brothers Intermediate Aggregate Bond Index
 8.0% Russell 1000'r' Growth Index
 8.0% Russell 1000'r' Value Index
 4.0% MSCI EAFE Index

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury Bill issues. The three-month Treasury Bills are the short-term debt obligations of the U.S. government.

Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Intermediate Aggregate Bond Index is generally representative of investment-grade debt issues with maturities between three and ten years.

Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

Russell 1000'r' Growth Index measures the performance of 1000 securities in the Russell Universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000'r' Value Index measures the performance of 1000 securities in the Russell Universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index.

Russell Midcap'r' Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000'r' Growth index.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

9  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund
by Thomas Riordan
Senior Fixed Income Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The third quarter of 2005 closed with the Fed's eleventh consecutive 25 basis point (0.25%) increase in the target federal funds rate. This tightening cycle began in June 2004 with the federal funds rate at 1.0%. The federal funds rate reached 3.75% following the Federal Open Market Committee's September 20 meeting. For much of the period the economy has grown in excess of a 3.5% annual rate. The economy has produced more than 175,000 non-farm payroll jobs for most of the year. Core inflation also remains under control, with both Consumer and Producer Price indexes(2) posting annual gains of less than 2.0%. Oil prices have risen steadily over the period, and are currently at approximately $60 per barrel. There are a number of reasons for the rising prices such as increased worldwide demand, unrest in oil producing countries, and insufficient domestic refining capacity. Despite this, rising energy prices have not yet been able to derail the economic expansion.

There have also been several shocks to the economy. Hurricanes Katrina and Rita wrecked havoc on the Gulf Coast region. In addition to the human costs, much of the nations' oil refining capacity was damaged. The impact on the regional and national economies is not yet clear, but the federal government has committed itself to spending whatever necessary to rebuild the battered region. The effects of this commitment are twofold. First, it appears to have restored a degree of confidence in the region and second, due to the dramatic increase in federal spending, it has given inflation hawks something to worry about.

Among the uncertainties faced by the U.S. economy is the pending retirement of Federal Reserve Chairman Alan Greenspan. Chairman Greenspan has been a reassuring presence on the economic scene since his appointment in 1987 and it will take the market some time to adjust to the economic stewardship of his announced successor, Ben Bernanke.

Trading activity the past year continues to be centered primarily in the purchase of A1+/P1 or A1/P1(3) commercial paper in the 30 to 90 day range. Additionally, we bought Variable Rate Notes ('VRN') that are indexed to either Prime or Libor(1) and offer incremental yield pick-up over shorter dated paper. As it is likely that the Fed will continue to raise the target federal funds rate, we look to add to both our VRN and short dated securities position.*

As we approach the end of 2005, the short-term market is adjusting to the possibility of additional federal funds rate increases than previously anticipated. Because we believe the Fed still considers the federal funds rate to be at an accommodative level, we look for rate increases to continue as long as the economic data remains as strong as it has been for much of 2005. Of course, this strategy is subject to change should economic conditions necessitate a change.

*Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The 'Aaa' money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody's rating represents an opinion only, not a recommendation to buy or sell.

(2) Consumer Price Index ('CPI') a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as 'headline inflation.' Producer Price Index ('PPI') a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

(3) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

                                              HSBC INVESTOR FAMILY OF FUNDS  10

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Limited Maturity Portfolio by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Limited Maturity Portfolio (the 'Portfolio') seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The economy continued to expand at a slightly above trend pace. For the annual period ending September 2005 Gross Domestic Product(1) growth was 3.7%. The Federal Reserve Board (the 'Fed') maintained a measured approach to raising the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004.

Yields on short maturity U.S. Treasury securities increased with the fed funds rate. Yields on 2-year notes rose by 183 basis points (1.83%) whereas 10-year notes rose by only 53 basis points (0.53%). Further, yields on the 30-year yields actually fell by 4 basis points (0.04%). Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility. This was due to uncertainty about the impact of Hurricane Katrina and the effects of higher energy prices. However, core inflation remained relatively tame. As a result, the yield curve flattened by 179 basis points (1.79%) as measured by the yield differential between 2-year and 30-year yields.

Despite strong performance through February, corporate bonds ended the period with poor relative performance as yields among most corporate bonds widened. A confluence of factors including disappointing operating performance within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate market as both companies announced disappointing results and sustained reduced market share. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors.

In contrast spreads on agencies, asset backed securities and commercial mortgage backed securities performed well as investor demand for high quality assets drove yield spreads tighter versus Treasuries. In contrast, mortgage pass-throughs underperformed due to poor market technicals. Specifically a reduction in agency demand and an increase in supply due to convexity related hedging drove spreads wider.

A defense duration, a 'barbelled' yield curve strategy and a higher than benchmark position in asset backed securities benefited the Fund's absolute and relative to benchmark total return over the annual period. However, price declines from rise in yields and the widening yield premiums in certain corporate bonds held in the Fund detracted from relative performance resulting in an underperformance of the Fund in comparison to its benchmark index.*

Going forward we will continue to position the portfolio defensively. We believe we have positioned the portfolio with a lower sensitivity to a change in interest rates than that of the Fund's benchmark. We also remain concerned about the level yield premiums on corporate bonds and securitized debt. During this time we feel it is important to remind our investors of the benefits of active management. Current valuations allow us to construct a portfolio where, we believe, the investor has less exposure to some of the risks in the current market.

(1) Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

*    Portfolio composition is subject to change.

11  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------
HSBC Investor Fixed Income Portfolio
by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Fixed Income Portfolio (the 'Portfolio') seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The economy continued to expand at a slightly above trend pace. For the annual period ending September 2005 Gross Domestic Product(1) growth was 3.7%. The Federal Reserve Board (the 'Fed') maintained a measured approach to raising the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004.

Yields on short maturity U.S. Treasury securities increased with the fed funds rate. Yields on 2-year notes rose by 183 basis points (1.83%) whereas 10-year notes rose by only 53 basis points (0.53%). Further, yields on the 30-year yields actually fell by 4 basis points (0.04%). Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility. This was due to uncertainty about the impact of Hurricane Katrina and the effects of higher energy prices. However core inflation remained relatively tame. As a result, the yield curve flattened by 179 basis points (1.79%) as measured by the yield differential between 2-year and 30-year yields.

Despite strong performance through February, corporate bonds ended the period with poor relative performance. A confluence of factors including disappointing operating performance within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate market as both companies announced disappointing results and sustained reduced market share. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. In contrast spreads on agencies, asset backed securities and commercial mortgage backed securities performed well as investor demand for high quality assets drove yield spreads tighter versus Treasuries. In contrast, mortgage pass-throughs underperformed due to poor market technicals. Specifically a reduction in agency demand and an increase in supply due to convexity related hedging drove spreads wider.

A defense duration, a 'barbelled' yield curve strategy and a lower than benchmark position in mortgage pass-throughs benefited the Fund's absolute and relative to benchmark total return over the annual period. Price declines from rise in yields and the widening yield premiums in certain corporate bonds held in the portfolio detracted from relative performance.*

(1) Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

*    Portfolio composition is subject to change.

                                              HSBC INVESTOR FAMILY OF FUNDS  12

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Portfolio
by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and Daniel P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Portfolio (the 'Portfolio') seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as the sub-adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Large-cap growth stocks generated roughly flat returns during the first half of this fiscal year, then produced solid gains during the period's second half. That environment contributed to healthy absolute returns for the Fund.

Energy stocks led the market during this period, supported by large increases in oil and gas prices. The Fund's sub-adviser held an overweight allocation to energy, so the sector's surge boosted performance relative to the benchmark. The sub-adviser also over-weighted financial-services stocks. That strategy helped relative gains, as did strong stock selection in the financial sector. The Fund's managers de-emphasized interest-rate sensitive bank stocks in favor of shares in the capital-markets, student loan and asset management industries.*

Stock selection in the technology sector also boosted returns against the benchmark. The Fund's managers focused on shares of firms that they believed could generate reliable earnings growth, and such stocks posted solid gains during the second half of the period.*

The Fund's holdings in the consumer discretionary sector weighed on relative returns. The sub-adviser invested in shares of consumer-oriented firms with strong franchises, but investor concerns about potential weakness in consumer spending led to losses for many of those stocks. The Fund's overweight position in health care stocks also hurt returns against the index, despite good stock selection in the sector.*

*    Portfolio composition is subject to change.

13  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Value Portfolio
by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Co., LLC

The HSBC Investor Value Portfolio (the 'Portfolio') seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Portfolio employs NWQ Investment Management Company, LLC ('NWQ') as the sub-adviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The stock market generated healthy returns during this period. Energy shares led the equity market, as investors bid them up on the strength of rising oil and gas prices. That environment and strong performance from several individual holdings helped this Fund generate strong absolute and relative gains.

Security selection was the largest contributor to the Fund's superior relative performance. The strong performance of individual stocks in the insurance, technology, retail and business services sectors contributed to the Fund's absolute and positive relative returns. The Fund's sub-adviser held an underweight stake in the market-leading energy sector, but the negative impact of that positioning was more than offset by a relative overweighting in the 'other energy' sub-sector, which includes oil and gas exploration and production companies. That part of the energy market significantly outperformed the energy sector as a whole, and boosted the Fund's relative gains.*

Overweighting the Fund's allocation to media and publishing stocks weighed on relative performance, as weak advertising revenues pressured this group. An underweighted position in the financial sector helped relative returns. Financial stocks generally were weak during the period, primarily due to the flattening of the yield curve, which investors worried would reduce profit margins for the sector. Financial stocks typically make up a substantial portion of most value indices and benchmarks. Within financials, mortgage-related stocks detracted from performance due to concerns of a potential slowdown in mortgage refinancing activity.*

*    Portfolio composition is subject to change.

                                               HSBC INVESTOR FAMILY OF FUNDS 14

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor International Equity Portfolio by Kevin F. Simms
Co-CIO International Value Equities and Director of Research - Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Portfolio (the 'Portfolio') seeks to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Portfolio employs Bernstein Investment Research and Management ('AllianceBernstein'), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Stronger-than-expected economic and earnings growth helped foreign markets post good returns during this period. That environment contributed to strong gains for the Fund.

The Fund generated returns superior to its benchmark in part because of its overweight position in shares of industrial commodities firms. Such stocks benefited from the unexpected strength of the global economy, which investors believed would contribute to greater demand for basic commodities such as steel and coal. An overweight position in Japanese and Korean financial-services stocks also boosted relative returns, as solid economic growth in Asia led investors to expect higher profits for such firms.*

The Fund's returns against the benchmark also benefited from a relatively large stake in emerging markets. Developing markets tend to perform well during periods of strong economic growth, so better-than-expected economic data during this period contributed to significant gains.*

The Fund's return advantage over the benchmark was diminished by relatively large weightings in certain aluminum and paper stocks, which suffered from unexpectedly strong capacity in those industries. Likewise, the Fund held relatively large positions in certain consumer stocks that fared poorly due to company-specific issues.*

*    Portfolio composition is subject to change.

15  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Portfolio by William A. Muggia
President-Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ('the Funds') seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as 'master-feeder.' The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the 'Portfolio'). The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

Small-capitalization stocks produced solid gains, helping power this Fund's strong returns. Energy stocks led the small-cap market, while technology stocks generated the benchmark's weakest returns.

This Fund's sub-adviser, Westfield Capital Management, generated positive performance through a combination of successful sector allocation and strong stock selection. The manager held an overweight position in energy stocks throughout the period, which boosted relative returns as such stocks surged. The manager trimmed the overweight position in recent months as many of the Fund's energy stocks rose to levels in line with the managers' price targets.

Selection among technology stocks had the second-largest positive impact on relative gains. The technology stocks held by the Fund gained an average of more than 15%, supported by strong performance among Internet, software and computer services stocks. Meanwhile, the technology stocks represented in the benchmark delivered average returns of 5.4%.*

Selection among consumer discretionary stocks weighed on relative returns. Westfield Capital Management avoided richly valued shares of particular retailers, so strong performance among those stocks hurt performance against the benchmark. And disappointing performance by shares of some medical devices manufacturers and specialty pharmaceutical firms caused the Fund's health care allocation to lag that of the benchmark, despite strong gains by certain managed care and biotechnology stocks.*

*    Portfolio composition is subject to change.

                                               HSBC INVESTOR FAMILY OF FUNDS 16

Portfolio Reviews
--------------------------------------------------------------------------------
Portfolio Composition*
October 31, 2005
(Unaudited)

  HSBC Investor Limited Maturity Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  U.S. Government Agencies                               34.1%
--------------------------------------------------------------------------------
  Corporate Bond                                         26.7%
--------------------------------------------------------------------------------
  U.S. Treasury Notes                                    14.6%
--------------------------------------------------------------------------------
  Asset Backed Securities                                10.2%
--------------------------------------------------------------------------------
  Collateralized Mortgage Obligations                    10.2%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    2.3%
--------------------------------------------------------------------------------
  Repurchase Agreements                                   1.9%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------

  HSBC Investor Fixed Income Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  U.S. Government Agencies                               29.1%
--------------------------------------------------------------------------------
  Corporate Bond                                         28.8%
--------------------------------------------------------------------------------
  Collateralized Mortgage Obligations                    14.8%
--------------------------------------------------------------------------------
  U.S. Treasury Securities                               11.9%
--------------------------------------------------------------------------------
  Asset Backed Securities                                 8.2%
--------------------------------------------------------------------------------
  Repurchase Agreements                                   5.7%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    0.8%
--------------------------------------------------------------------------------
  Municipal Bond                                          0.7%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC Investor Growth Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Health Care                                            23.4%
--------------------------------------------------------------------------------
  Information Technology                                 22.4%
--------------------------------------------------------------------------------
  Financials                                             15.2%
--------------------------------------------------------------------------------
  Industrials                                            13.1%
--------------------------------------------------------------------------------
  Energy                                                  8.6%
--------------------------------------------------------------------------------
  Consumer Discretionary                                  8.6%
--------------------------------------------------------------------------------
  Consumer Staples                                        6.5%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    2.2%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC International Equity Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Europe                                                 61.9%
--------------------------------------------------------------------------------
  Japan                                                  24.7%
--------------------------------------------------------------------------------
  Australia and Far East                                  7.7%
--------------------------------------------------------------------------------
  Other                                                   3.0%
--------------------------------------------------------------------------------
  Canada                                                  2.3%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    0.4%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC Investor Small Cap Equity Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Health Care                                            25.2%
--------------------------------------------------------------------------------
  Information Technology                                 17.8%
--------------------------------------------------------------------------------
  Repurchase Agreements                                  16.2%
--------------------------------------------------------------------------------
  Industrials                                            14.6%
--------------------------------------------------------------------------------
  Energy                                                 12.9%
--------------------------------------------------------------------------------
  Financials                                              5.5%
--------------------------------------------------------------------------------
  Consumer Discretionary                                  5.1%
--------------------------------------------------------------------------------
  Transportation                                          1.4%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    1.3%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC Investor Value Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Financials                                             28.4%
--------------------------------------------------------------------------------
  Information Technology                                 14.0%
--------------------------------------------------------------------------------
  Energy                                                 12.8%
--------------------------------------------------------------------------------
  Industrials                                            12.7%
--------------------------------------------------------------------------------
  Materials                                               7.7%
--------------------------------------------------------------------------------
  Consumer Staples                                        7.4%
--------------------------------------------------------------------------------
  Consumer Discretionary                                  5.4%
--------------------------------------------------------------------------------
  Telecommunication Services                              3.1%
--------------------------------------------------------------------------------
  Transportation                                          2.2%
--------------------------------------------------------------------------------
  Health Care                                             2.1%
--------------------------------------------------------------------------------
  Miscellaneous                                           2.0%
--------------------------------------------------------------------------------
  Utilities                                               1.6%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    0.6%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

17 HSBC INVESTOR FAMILY OF FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS

                        STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                        AGGRESSIVE           GROWTH            MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH            STRATEGY            GROWTH             GROWTH             INCOME
                                      STRATEGY FUND           FUND          STRATEGY FUND      STRATEGY FUND      STRATEGY FUND
                                     ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS:
  Investments in Portfolios             $1,425,345         $5,511,039         $6,668,909         $1,953,247         $  803,891
  Investment in affiliates, at
   value (a)                                14,310             55,309            423,097            485,625            343,330
  Receivable for capital shares
   issued                                   10,802             16,093             24,139              2,770                 15
  Receivable from Investment
   Adviser                                   2,700             20,314             21,724              6,378                 --
  Prepaid expenses                           1,047              2,008              2,306                647                647
                                        ----------         ----------         ----------         ----------         ----------
  TOTAL ASSETS                           1,454,204          5,604,763          7,140,175          2,448,667          1,147,883
                                        ----------         ----------         ----------         ----------         ----------
LIABILITIES:
  Dividends payable                             --                 --                 --                 --              2,761
  Payable for capital shares
   redeemed                                  3,319                 --                 --                 --                 --
  Accrued expenses and other
   liabilities:
  Investment Management                         --                 --                 --                 --                205
  Administration                                44                177                226                 76                 42
  Distribution                                 458              1,839              2,496                867                484
  Shareholder Servicing                        302              1,182              1,492                502                238
  Compliance service                             2                  3                  2                  5                  6
  Transfer Agent                                20                 20                 20                 20                 20
  Trustee                                        3                 11                 15                  6                  3
  Other                                      2,860             10,809             13,006              4,679              2,403
                                        ----------         ----------         ----------         ----------         ----------
  TOTAL LIABILITIES                          7,008             14,041             17,257              6,155              6,162
                                        ----------         ----------         ----------         ----------         ----------
NET ASSETS                              $1,447,196         $5,590,722         $7,122,918         $2,442,512         $1,141,721
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                               $1,375,606         $5,387,221         $6,939,294         $2,398,988         $1,137,163
  Accumulated net investment income
   (loss)                                   (1,486)            (4,996)             1,628              7,315              3,253
  Accumulated net realized gains
   (losses) from investment
   transactions                              8,287             13,401              4,570             (1,676)            (3,441)
  Unrealized
   appreciation/depreciation from
   investments                              64,789            195,096            177,426             37,885              4,746
                                        ----------         ----------         ----------         ----------         ----------
NET ASSETS                              $1,447,196         $5,590,722         $7,122,918         $2,442,512         $1,141,721
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
CLASS A SHARES
  Net Assets                            $  725,720         $2,814,159         $3,241,228         $1,054,405         $  419,120
  Shares Outstanding                        68,452            262,543            308,977            102,516             41,855
  Net Asset Value and Redemption
   Price per share                      $    10.60         $    10.72         $    10.49         $    10.29         $    10.01
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
  Maximum sales charge                       5.00%              5.00%              5.00%              5.00%              4.75%
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                       $    11.16         $    11.28         $    11.04         $    10.83         $    10.51
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
CLASS B SHARES
  Net Assets                            $  700,381          2,670,396         $3,604,156         $1,305,707         $  477,743
  Shares Outstanding                        66,264            247,789            343,218            128,170             47,632
  Net Asset Value, Offering Price
   and Redemption Price per share*      $    10.57         $    10.78         $    10.50         $    10.19         $    10.03
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
CLASS C SHARES
  Net Assets                            $   21,095            106,167         $  277,534         $   82,400         $  244,858
  Shares Outstanding                         2,000              9,809             26,994              7,918             24,302
  Net Asset Value, Offering Price
   and Redemption Price per share*      $    10.55         $    10.82         $    10.28         $    10.41         $    10.08
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
  Investments in affiliates, at
   cost (a)                             $   14,310         $   55,309         $  423,097         $  485,625         $  343,330
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------

--------------

  * Redemption Price per share varies by length of time shares are held.

(a) The investment in affiliates are holdings of the HSBC Investor Money Market Fund Class Y Shares (see Note 1). The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purpose are the same.

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    18

HSBC INVESTOR LIFELINE FUNDS

STATEMENTS OF OPERATIONS -- FOR THE PERIOD ENDED OCTOBER 31, 2005

                                        AGGRESSIVE           GROWTH            MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH            STRATEGY            GROWTH             GROWTH             INCOME
                                         FUND (a)           FUND (b)           FUND (b)           FUND (c)           FUND (d)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Investment income from Portfolios      $  6,996           $ 40,156           $ 60,534           $ 19,147           $ 12,493
  Investment income from Money
   Market Fund                                163                634              4,828              5,352              4,214
  Foreign tax withholding from
   Portfolios                                (411)            (1,409)            (1,373)              (288)               (71)
  Expenses from Portfolios                 (4,026)           (14,585)           (16,335)            (4,436)            (2,028)
                                         --------           --------           --------           --------           --------
  TOTAL INVESTMENT INCOME                   2,722             24,796             47,654             19,775             14,608
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
EXPENSES:
  Investment Management                       260              1,033              1,305                432                243
  Administration -- HSBC (see note 3)         150                570                712                245                127
  Administration -- BISYS (see note 3)         45                195                256                 76                 54
  Distribution:
    Class B Shares                          1,746              6,924              9,878              3,417              1,417
    Class C Shares                             62                288                561                198                612
  Shareholder Servicing:
    Class A Shares                            714              2,762              3,044                955                543
    Class B Shares                            582              2,308              3,293              1,139                472
    Class C Shares                             20                 96                187                 66                204
  Fund Accounting                          17,250             18,750             17,250             18,750             17,250
  Chief Compliance Officer                      7                 24                 30                 15                 12
  Printing                                  6,024             34,026             37,207             14,824              8,375
  Transfer Agent                           28,182             28,416             28,658             28,160             28,063
  Trustee                                       5                 21                 28                 10                  6
  Other                                     2,721              3,179              3,996              2,471              2,415
                                         --------           --------           --------           --------           --------
    Total expenses before fee
      reductions                           57,768             98,592            106,405             70,758             59,793
    Fees reduced by Fund Accounting
      and Transfer Agent                  (45,172)           (46,588)           (45,139)           (46,689)           (45,226)
    Fees reduced by Administrator --
      BISYS (see note 3)                      (12)               (48)               (63)               (19)               (11)
    Fees reduced and expenses
      reimbursed by Investment
      Adviser                              (6,830)           (28,046)           (27,598)           (11,785)            (7,175)
                                         --------           --------           --------           --------           --------
    NET EXPENSES                            5,754             23,910             33,605             12,265              7,381
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
NET INVESTMENT INCOME (LOSS)               (3,032)               886             14,049              7,510              7,227
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS: (E)
Net realized gains (losses) from
 investment transactions                    4,441             (1,238)           (11,530)            (4,777)            (4,123)
Change in unrealized
 appreciation/depreciation from
 investments                               64,789            195,096            177,426             37,885              4,746
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
Net realized/unrealized gains
 (losses) from investment
 transactions and foreign
 currencies                                69,230            193,858            165,896             33,108                623
                                         --------           --------           --------           --------           --------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                              $ 66,198           $194,744           $179,945           $ 40,618           $  7,850
                                         --------           --------           --------           --------           --------
                                         --------           --------           --------           --------           --------

--------------

(a) The Aggressive Growth Strategy Fund commenced operations on February 9,
    2005.

(b) The Growth Strategy Fund and Moderate Growth Strategy Fund commenced operations on February 1, 2005.

(c) The Conservative Growth Strategy Fund commenced operations on February 17, 2005.

(d) The Conservative Income Strategy Fund commenced operations on February 8, 2005.

(e) Represents amounts allocated from the Respective Portfolios.

19    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                     AGGRESSIVE
                                                                       GROWTH                     GROWTH
                                                                   STRATEGY FUND              STRATEGY FUND
-----------------------------------------------------------------------------------------------------------------
                                                                      FOR THE                     FOR THE
                                                                   PERIOD ENDED                PERIOD ENDED
                                                                OCTOBER 31, 2005 (a)        OCTOBER 31, 2005 (b)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                                       $   (3,032)                $      886
  Net realized gains (losses) from investment transactions                4,441                     (1,238)
  Change in unrealized appreciation/depreciation from
    investments                                                          64,789                    195,096
                                                                     ----------                 ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           66,198                    194,744
                                                                     ----------                 ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                        1,380,998                  5,395,978
                                                                     ----------                 ----------
CHANGE IN NET ASSETS                                                  1,447,196                  5,590,722
 ................................................................................................................................
NET ASSETS:
  Beginning of period                                                        --                         --
                                                                     ----------                 ----------
  End of period                                                      $1,447,196                 $5,590,722
                                                                     ----------                 ----------
                                                                     ----------                 ----------
  Accumulated net investment income (loss)                           $   (1,486)                $   (4,996)
                                                                     ----------                 ----------
                                                                     ----------                 ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    20

HSBC INVESTOR LIFELINE FUNDS

                                                                      AGGRESSIVE
                                                                        GROWTH                         GROWTH
                                                                    STRATEGY FUND                  STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE                         FOR THE
                                                                    PERIOD ENDED                    PERIOD ENDED
                                                                 OCTOBER 31, 2005 (a)            OCTOBER 31, 2005 (b)
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                         $  693,884                     $2,731,568
  Cost of shares redeemed                                                 (9,512)                       (26,214)
                                                                      ----------                     ----------
Class A Shares capital transactions                                      684,372                      2,705,354
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                            690,126                      2,623,574
  Cost of shares redeemed                                                (13,505)                       (35,907)
                                                                      ----------                     ----------
Class B Shares capital transactions                                      676,621                      2,587,667
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                             20,005                        102,957
                                                                      ----------                     ----------
Class C Shares capital transactions                                       20,005                        102,957
                                                                      ----------                     ----------
 ................................................................................................................................
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                        $1,380,998                     $5,395,978
                                                                      ----------                     ----------
                                                                      ----------                     ----------
 ................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                                  69,359                        265,018
  Redeemed                                                                  (907)                        (2,475)
                                                                      ----------                     ----------
Change in Class A Shares                                                  68,452                        262,543
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS B SHARES:
  Issued                                                                  67,597                        251,135
  Redeemed                                                                (1,333)                        (3,346)
                                                                      ----------                     ----------
Change in Class B Shares                                                  66,264                        247,789
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS C SHARES:
  Issued                                                                   2,000                          9,809
                                                                      ----------                     ----------
Change in Class C Shares                                                   2,000                          9,809
                                                                      ----------                     ----------

--------------

(a) Aggressive Growth Strategy Fund Class A Shares commenced operations on February 14, 2005, Class B Shares commenced operations on February 9, 2005, and Class C Shares commenced operations on June 10, 2005.

(b) Growth Strategy Fund Class A Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 1, 2005, and Class C Shares commenced operations on April 27, 2005.

21    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                                                       MODERATE                     CONSERVATIVE
                                                                        GROWTH                         GROWTH
                                                                    STRATEGY FUND                  STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE                        FOR THE
                                                                    PERIOD ENDED                   PERIOD ENDED
                                                                 OCTOBER 31, 2005 (a)           OCTOBER 31, 2005 (b)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                                        $   14,049                     $    7,510
  Net realized gains (losses) from investment transactions               (11,530)                        (4,777)
  Change in unrealized appreciation/depreciation
    from investments                                                     177,426                         37,885
                                                                      ----------                     ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           179,945                         40,618
                                                                      ----------                     ----------
 ................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A Shares                                                            (116)                          (203)
  Class B Shares                                                             (73)                            (5)
                                                                      ----------                     ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                             (189)                          (208)
                                                                      ----------                     ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                         6,943,162                      2,402,102
                                                                      ----------                     ----------
CHANGE IN NET ASSETS                                                   7,122,918                      2,442,512
 ................................................................................................................................
NET ASSETS:
  Beginning of period                                                         --                             --
                                                                      ----------                     ----------
  End of period                                                       $7,122,918                     $2,442,512
                                                                      ----------                     ----------
                                                                      ----------                     ----------
  Accumulated net investment income (loss)                            $    1,628                     $    7,315
                                                                      ----------                     ----------
                                                                      ----------                     ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    22

HSBC INVESTOR LIFELINE FUNDS

                                                                    MODERATE                CONSERVATIVE
                                                                     GROWTH                    GROWTH
                                                                  STRATEGY FUND             STRATEGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                     FOR THE                   FOR THE
                                                                   PERIOD ENDED              PERIOD ENDED
                                                                OCTOBER 31, 2005 (a)      OCTOBER 31, 2005 (b)
--------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                      $3,264,968                $1,046,895
  Dividends reinvested                                                    117                       203
  Cost of shares redeemed                                            (110,833)                  (11,388)
                                                                   ----------                ----------
Class A Shares capital transactions                                 3,154,252                 1,035,710
                                                                   ----------                ----------
 ................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                       3,640,156                 1,298,439
  Dividends reinvested                                                     63                         4
  Cost of shares redeemed                                            (125,948)                  (13,275)
                                                                   ----------                ----------
Class B Shares capital transactions                                 3,514,271                 1,285,168
                                                                   ----------                ----------
 ................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                         275,464                    81,224
  Cost of shares redeemed                                                (825)                       --
                                                                   ----------                ----------
Class C Shares capital transactions                                   274,639                    81,224
                                                                   ----------                ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     $6,943,162                $2,402,102
                                                                   ----------                ----------
                                                                   ----------                ----------
 ................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                              319,580                   103,636
  Reinvested                                                               12                        20
  Redeemed                                                            (10,615)                   (1,140)
                                                                   ----------                ----------
Change in Class A Shares                                              308,977                   102,516
                                                                   ----------                ----------
 ................................................................................................................................
CLASS B SHARES:
  Issued                                                              355,469                   129,472
  Reinvested                                                                6                        --(c)
  Redeemed                                                            (12,257)                   (1,302)
                                                                   ----------                ----------
Change in Class B Shares                                              343,218                   128,170
                                                                   ----------                ----------
 ................................................................................................................................
CLASS C SHARES:
  Issued                                                               27,076                     7,918
  Redeemed                                                                (82)                       --
                                                                   ----------                ----------
Change in Class C Shares                                               26,994                     7,918
                                                                   ----------                ----------

--------------

(a) Moderate Growth Strategy Fund Class A Shares commenced operations on February 3, 2005, Class B Shares commenced operations on February 1, 2005, and Class C Shares commenced operations on June 10, 2005.

(b) Conservative Growth Strategy Fund Class A Shares commenced operations on February 23, 2005, Class B Shares commenced operations on February 17, 2005, and Class C Shares commenced operations on April 19, 2005.

(c) Rounds to less than 1.0 shares.

23    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                                                   CONSERVATIVE
                                                                      INCOME
                                                                  STRATEGY FUND
-------------------------------------------------------------------------------------
                                                                      FOR THE
                                                                   PERIOD ENDED
                                                                OCTOBER 31, 2005 (a)
-------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                                      $    7,227
  Net realized gains (losses) from investment transactions              (4,123)
  Change in unrealized appreciation/depreciation from
    investments                                                          4,746
                                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           7,850
                                                                    ----------
 ....................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A Shares                                                        (3,758)
  Class B Shares                                                        (1,409)
  Class C Shares                                                        (1,093)
                                                                    ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                         (6,260)
                                                                    ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       1,140,131
                                                                    ----------
CHANGE IN NET ASSETS                                                 1,141,721
 ....................................................................................
NET ASSETS:
  Beginning of period                                                       --
                                                                    ----------
  End of period                                                     $1,141,721
                                                                    ----------
                                                                    ----------
  Accumulated net investment income (loss)                          $    3,253
                                                                    ----------
                                                                    ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    24

HSBC INVESTOR LIFELINE FUNDS

                                                                    CONSERVATIVE
                                                                  INCOME STRATEGY
                                                                        FUND
--------------------------------------------------------------------------------------
                                                                       FOR THE
                                                                    PERIOD ENDED
                                                                  OCTOBER 31, 2005 (a)
--------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                        $  420,293
  Dividends reinvested                                                    2,097
  Cost of shares redeemed                                                (3,999)
                                                                     ----------
Class A Shares capital transactions                                     418,391
                                                                     ----------
 .....................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                           516,383
  Dividends reinvested                                                      695
  Cost of shares redeemed                                               (40,981)
                                                                     ----------
Class B Shares capital transactions                                     476,097
                                                                     ----------
 .....................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                           245,019
  Dividends reinvested                                                      624
                                                                     ----------
Class C Shares capital transactions                                     245,643
                                                                     ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       $1,140,131
                                                                     ----------
                                                                     ----------
 .....................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                                 42,045
  Reinvested                                                                208
  Redeemed                                                                 (398)
                                                                     ----------
Change in Class A Shares                                                 41,855
                                                                     ----------
 .....................................................................................
CLASS B SHARES:
  Issued                                                                 51,661
  Reinvested                                                                 69
  Redeemed                                                               (4,098)
                                                                     ----------
Change in Class B Shares                                                 47,632
                                                                     ----------
 .....................................................................................
CLASS C SHARES:
  Issued                                                                 24,240
  Reinvested                                                                 62
                                                                     ----------
Change in Class C Shares                                                 24,302
                                                                     ----------

--------------

(a) The Conservative Income Strategy Fund Class A Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 14, 2005, and Class C Shares commenced operations on May 4, 2005.

25    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

      HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                         INVESTMENT ACTIVITIES
                                               ------------------------------------------
                                                            NET REALIZED AND
                                 NET ASSET        NET       UNREALIZED GAINS     TOTAL      NET ASSET
                                   VALUE,      INVESTMENT    (LOSSES) FROM        FROM       VALUE,
                                BEGINNING OF     INCOME        INVESTMENT      INVESTMENT    END OF       TOTAL
                                   PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES    PERIOD     RETURN(b)
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)  $10.00        (0.01)           0.61            0.60       $10.60        6.00%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)  $10.00        (0.04)           0.61            0.57       $10.57        5.70%
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)  $10.00        (0.05)           0.60            0.55       $10.55        5.50%
-----------------------------------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTARY DATA
                                -----------------------------------------------------------------------
                                                             RATIO OF NET
                                NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                AT END OF      EXPENSES      INCOME (LOSS)   EXPENSES TO
                                  PERIOD      TO AVERAGE      TO AVERAGE     AVERAGE NET     PORTFOLIO
                                 (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)  $726          1.50%           (0.20)%        11.72%        49.10%
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)  $700          2.25%           (1.01)%        11.63%        49.10%
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)  $ 21          2.25%           (1.15)%         9.79%        49.10%
-------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f) Class A Shares commenced operations on February 14, 2005.
(g) Class B Shares commenced operations on February 9, 2005.
(h) Class C Shares commenced operations on June 10, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    26

      HSBC INVESTOR GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                      NET ASSET        NET       UNREALIZED GAINS     TOTAL
                                        VALUE,      INVESTMENT    (LOSSES) FROM        FROM
                                     BEGINNING OF     INCOME        INVESTMENT      INVESTMENT
                                        PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)       $10.00         0.02            0.70            0.72
----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)       $10.00        (0.01)           0.79            0.78
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)       $10.00        (0.02)           0.84            0.82
----------------------------------------------------------------------------------------------


                                     NET ASSET
                                      VALUE,
                                      END OF       TOTAL
                                      PERIOD     RETURN(b)
--------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      $10.72      7.20%
--------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      $10.78      7.80%
--------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)      $10.82      8.20%
--------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTARY DATA
                                     ----------------------------------------------------------------------------------
                                                                      RATIO OF NET
                                     NET ASSETS      RATIO OF          INVESTMENT         RATIO OF
                                     AT END OF       EXPENSES        INCOME (LOSS)      EXPENSES TO
                                       PERIOD       TO AVERAGE         TO AVERAGE       AVERAGE NET          PORTFOLIO
                                      (000'S)     NET ASSETS(c)      NET ASSETS(c)      ASSETS(c)(d)        TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      $2,814          1.50%              0.42 %           5.19%              69.23%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      $2,670          2.25%             (0.38)%           5.74%              69.23%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)      $  106          2.25%             (0.55)%           5.24%              69.23%
-----------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 (f) Class A Shares commenced operations on February 8, 2005.
 (g) Class B Shares commenced operations on February 1, 2005.
 (h) Class C Shares commenced operations on April 27, 2005.

See notes to financial statements.

27    HSBC INVESTOR LIFELINE FUNDS

      HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                                 ------------------------------------------   ----------------------
                                                              NET REALIZED AND
                                     NET ASSET      NET       UNREALIZED GAINS                                          NET ASSET
                                      VALUE,     INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET                     VALUE,
                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL       END OF
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS     PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.00         0.04           0.45            0.49            --(g)        --(g)   $10.49
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (h)     $10.00         0.01           0.49            0.50            --(g)        --(g)   $10.50
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)     $10.00           --(g)        0.28            0.28            --           --      $10.28
---------------------------------------------------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                 --------------------------------------------------------------------------------
                                                                                RATIO OF NET
                                                 NET ASSETS      RATIO OF        INVESTMENT          RATIO OF
                                                 AT END OF     EXPENSES TO     INCOME (LOSS)       EXPENSES TO
                                       TOTAL       PERIOD        AVERAGE         TO AVERAGE          AVERAGE          PORTFOLIO
                                     RETURN(b)    (000'S)     NET ASSETS(c)    NET ASSETS(c)     NET ASSETS(c)(d)    TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      4.94%       $3,241         1.50%            0.95%              4.30%             84.55%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (h)      5.03%       $3,604         2.25%            0.18%              5.01%             84.55%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)      2.80%       $  278         2.25%            0.05%              4.69%             84.55%
---------------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 (f) Class A Shares commenced operations on February 3, 2005.
 (g) Rounds to less than $0.01.
 (h) Class B Shares commenced operations on February 1, 2005.
 (i) Class C Shares commenced operations on June 10, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    28

      HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                            INVESTMENT ACTIVITIES
                                                 -------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET      NET       UNREALIZED GAINS
                                      VALUE,     INVESTMENT    (LOSSES) FROM     TOTAL FROM
                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.00        0.04            0.26             0.30
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)     $10.00        0.03            0.16             0.19
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)     $10.00        0.03            0.38             0.41
--------------------------------------------------------------------------------------------

                                           DIVIDENDS
                                     ----------------------

                                                              NET ASSET
                                        NET                    VALUE,
                                     INVESTMENT     TOTAL      END OF         TOTAL
                                       INCOME     DIVIDENDS    PERIOD       RETURN(b)
----------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      (0.01)       (0.01)     $10.29       2.96%
----------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)         --(h)        --(h)   $10.19       1.92%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)         --           --      $10.41       4.10%
----------------------------------------------------------------------------------------

                                                                   RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------------------------------------
                                                                         RATIO OF NET
                                     NET ASSETS        RATIO OF           INVESTMENT          RATIO OF
                                     AT END OF       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
                                       PERIOD          AVERAGE            TO AVERAGE          AVERAGE          PORTFOLIO
                                      (000'S)       NET ASSETS(c)       NET ASSETS(c)     NET ASSETS(c)(d)    TURNOVER(e)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      $1,054           1.50%              1.28%                8.01%            72.14%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      $1,306           2.25%              0.53%                9.21%            72.14%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)      $   82           2.25%              0.66%                7.94%            72.14%
--------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

 (c) Annualized for periods less than one year.

 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (f) Class A Shares commenced operations on February 23, 2005.

 (g) Class B Shares commenced operations on February 17, 2005.

 (h) Rounds to less than $0.01.

 (i) Class C Shares commenced operations on April 19, 2005.

See notes to financial statements.

29    HSBC INVESTOR LIFELINE FUNDS

      HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                                 ------------------------------------------   ----------------------
                                                              NET REALIZED AND
                                     NET ASSET      NET       UNREALIZED GAINS                                         NET ASSET
                                      VALUE,     INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET                     VALUE,
                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL       END OF
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS     PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.00        0.11            0.01            0.12        (0.11)       (0.11)      $10.01
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)     $10.00        0.06            0.01            0.07        (0.04)       (0.04)      $10.03
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)     $10.00        0.06            0.08            0.14        (0.06)       (0.06)      $10.08
---------------------------------------------------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                 --------------------------------------------------------------------------------
                                                                                  RATIO OF NET
                                                  NET ASSETS       RATIO OF        INVESTMENT         RATIO OF
                                                   AT END OF      EXPENSES TO    INCOME (LOSS)      EXPENSES TO
                                       TOTAL        PERIOD          AVERAGE        TO AVERAGE         AVERAGE         PORTFOLIO
                                     RETURN(b)      (000'S)      NET ASSETS(c)   NET ASSETS(c)    NET ASSETS(c)(d)   TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      1.18%         $419            1.50%           1.79%             14.10%           79.90%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      0.68%         $478            2.25%           1.21%             12.16%           79.90%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)      1.41%         $245            2.25%           1.24%              9.60%           79.90%
---------------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 (f) Class A Shares commenced operations on February 8, 2005.
 (g) Class B Shares commenced operations on February 14, 2005.
 (h) Class C Shares commenced operations on May 4, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    30

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1. ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. The Trust contains the following funds (individually a 'Fund,' collectively the 'LifeLine Funds'):

FUND                                                   SHORT NAME
----                                                   ----------
HSBC Investor Aggressive Growth Strategy Fund          Aggressive Growth Fund
HSBC Investor Growth Strategy Fund                     Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund            Moderate Growth Fund
HSBC Investor Conservative Growth Strategy Fund        Conservative Growth Fund
HSBC Investor Conservative Income Strategy Fund        Conservative Income Fund

        The LifeLine Funds are separate series of the Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The LifeLine Funds (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below) and the HSBC Investor Money Market Fund (the 'Money Market Fund'), per the following schedule through the fiscal year ended October 31, 2005:

    HSBC INVESTOR LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                                      AGGRESSIVE              MODERATE   CONSERVATIVE   CONSERVATIVE
                                                        GROWTH      GROWTH     GROWTH       GROWTH         INCOME
                                                       STRATEGY    STRATEGY   STRATEGY     STRATEGY       STRATEGY
UNDERLYING PORTFOLIO OR FUND                             FUND        FUND       FUND         FUND           FUND
----------------------------                             ----        ----       ----         ----           ----
Money Market Fund...................................       1%          1%         6%          20%            30%
Fixed Income Portfolio..............................     None         17%        31%          20%            25%
Limited Maturity Portfolio..........................     None        None       None          15%            25%
Growth Portfolio....................................      21%         21%        19%          15%             8%
Value Portfolio.....................................      21%         21%        18%          15%             8%
Small Cap Equity Portfolio..........................      34%         20%        11%           5%           None
International Equity Portfolio......................      23%         20%        15%          10%             4%
                                                         ----        ----       ----         ----           ----
Total...............................................     100%        100%       100%         100%           100%
                                                         ----        ----       ----         ----           ----
                                                         ----        ----       ----         ----           ----

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are registered open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The HSBC Investor Money Market Fund is a diversified series of the Trust, and like each Feeder Fund is an open-end management investment company.

        The LifeLine Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares (currently not operational). Each class of shares in the LifeLine Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the LifeLine Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the LifeLine Funds. In addition, in the normal course of business, the LifeLine Funds enter into contracts with their vendors and others that provide for general indemnifications. The LifeLine Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the LifeLine Funds. However, based on experience, the LifeLine Funds expect that risk of loss to be remote.

31    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Feeder Funds record their investments in the Portfolios at fair value. Securities of the Portfolios' are recorded at value as more fully discussed in the notes to those financial statements. Investments in the Money Market Fund are recorded at net asset value as reported by the Fund.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Feeder Funds record daily their pro-rata share of their underlying Portfolios' income, expenses and realized and unrealized gains and losses. Changes in holdings of the Money Market Fund for each LifeLine Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Money Market Fund are reflected as of trade date. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent each Feeder Fund's share of such elements allocated from the Portfolios.

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        The Conservative Income Fund declares and distributes all net investment income as dividends to their shareholders monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Growth Fund and Conservative Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Strategy Fund.

        The LifeLine Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the LifeLine Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and certain distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    REDEMPTION FEE:

        A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2005, the following LifeLine Funds collected redemption fees as follows:

                                              HSBC INVESTOR LIFELINE FUNDS    32

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

FUND                                                               FEES COLLECTED
----                                                               --------------
Growth Strategy Fund........................................           $   78
Moderate Growth Strategy Fund...............................            3,411
Conservative Growth Strategy Fund...........................              162
Conservative Income Strategy Fund...........................              252

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3. RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the LifeLine Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund.

    ADMINISTRATION:

        Effective July 1, 2005, HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                                  FEE RATE
---------------------------------                                  --------
Up to $8 billion............................................        0.075%
In excess of $8 billion but not exceeding $9.25 billion.....        0.070%
In excess of $9.25 billion but not exceeding $12 billion....        0.050%
In excess of $12 billion....................................        0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in the underlying Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. HSBC may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

        Effective July 1, 2005, pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trusts sub-administrator to each Fund subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS is entitled to a fee, payable by HSBC. Prior to July 1, 2005, BISYS Ohio received compensation for providing administration services to the Funds under the same compensation structure as those currently with HSBC.

        Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $200,000 for the fiscal year ended October 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as 'Compliance Service'. In addition, BISYS Ohio received a one-time implementation fee of $50,000 which is included

33    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    in Other Expenses on the Statements of Operations. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Fund Services, Inc., serves the Funds as Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the LifeLine Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the LifeLine Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the LifeLine Funds' shares. BISYS, as the LifeLine Funds' distributor, received $930,944 in commissions from sales of the HSBC Investor Family of Funds of which $930,503 was reallowed to affiliated brokers and dealers.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee of 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares, and 0.75% of the average daily net assets of Class R Shares.

    FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. As transfer agent for the Funds, BISYS receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. HSBC is the named Custodian for the LifeLine Funds, however, there was no security maintained for which services were rendered during the period.

        Each of the six non-interested Trustees are compensated a $24,000 annual Board retainer, a $1,000 annual retainer for each Committee of the Board, and a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings and/or functioning as a Committee Chairperson or Lead Trustee. Also, the Trustees are reimbursed for certain expenses.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of the LifeLine Funds. Each Fund Class has its own expense limitations based on average daily net assets for any full fiscal year as follows, Class A 1.50%, Class B 2.25%, Class C 2.25% and Class R 2.00%.

        In addition, the investment adviser may waive additional fees at their discretion. All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

                                              HSBC INVESTOR LIFELINE FUNDS    34

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

4. INVESTMENT TRANSACTIONS:

        Aggregate contributions and withdrawals of the underlying Portfolios for the fiscal year ended October 31, 2005, totaled:

                                                              CONTRIBUTIONS   WITHDRAWALS
                                                              -------------   -----------
Aggressive Growth Fund......................................   $1,427,065      $ 73,039
Growth Fund.................................................    5,439,422       145,205
Moderate Growth Fund........................................    6,772,906       307,156
Conservative Growth Fund....................................    1,980,205        71,413
Conservative Income Fund....................................      863,411        71,019

5. FEDERAL INCOME TAX INFORMATION:

        The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2005 were as follows:

                                             DIVIDENDS PAID FROM
                                       --------------------------------
                                                            NET LONG
                                                              TERM        TOTAL TAXABLE    TAX EXEMPT     TOTAL DIVIDENDS
                                       ORDINARY INCOME    CAPITAL GAINS     DIVIDENDS     DISTRIBUTIONS       PAID(1)
                                       ---------------    -------------     ---------     -------------       -------
Moderate Growth Strategy Fund........       $  189           $   --          $  189          $   --           $  189
Conservative Growth Strategy Fund....          208               --             208              --              208
Conservative Income Strategy Fund....        3,499               --           3,499              --            3,499

        As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                             UNDISTRIBUTED
                                                               LONG TERM                                  ACCUMULATED
                        UNDISTRIBUTED    UNDISTRIBUTED TAX      CAPITAL      ACCUMULATED   DIVIDENDS   CAPITAL AND OTHER
                       ORDINARY INCOME     EXEMPT INCOME         GAINS        EARNINGS      PAYABLE         LOSSES
                       ---------------     -------------         -----        --------      -------         ------
Aggressive Growth
 Fund................      $   --             $   --            $ 9,058        $ 9,058      $    --              --
Growth Strategy
 Fund................          --                 --             16,108         16,108           --              --
Moderate Growth
 Fund................       6,406                 --              7,543         13,949           --              --
Conservative Growth
 Fund................       8,411                 --                 --          8,411           --            (996)
Conservative Income
 Fund................       6,221                 --                 --          6,221       (2,761)         (3,111)


                          UNREALIZED             TOTAL
                         APPRECIATION/        ACCUMULATED
                       (DEPRECIATION)(2)   EARNINGS/(DEFICIT)
                       -----------------   ------------------
Aggressive Growth
 Fund................      $ 62,532             $ 71,590
Growth Strategy
 Fund................       187,393              203,501
Moderate Growth
 Fund................       169,675              183,624
Conservative Growth
 Fund................        36,109               43,524
Conservative Income
 Fund................         4,209                4,558

    -------------
    (1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

    (2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

        As of October 31, 2005, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                                                              AMOUNT   EXPIRES
                                                              ------   -------
Conservative Growth Fund....................................  $ 996     2013
Conservative Income Fund....................................  3,111     2013

6. OTHER FEDERAL INCOME INFORMATION (UNAUDITED):

        For the fiscal year ended October 31, 2005, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

35    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

                                                              DIVIDENDS
                                                              RECEIVED
                                                              DEDUCTION
                                                              ---------
Moderate Growth Strategy Fund...............................     100%
Conservative Growth Strategy Fund...........................      36%
Conservative Income Strategy Fund...........................       9%

        For the fiscal year ended October 31, 2005, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

                                                              AMOUNT
                                                              ------
Moderate Growth Fund........................................   100%
Conservative Growth Fund....................................    62%
Conservative Income Fund....................................    15%

                                              HSBC INVESTOR LIFELINE FUNDS    36

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
HSBC Investor LifeLine Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Conservative Income Strategy Fund (collectively, the Funds), as of October 31, 2005, including the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP


Columbus, Ohio
December 27, 2005

37    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005

        As a shareholder of the HSBC Investor LifeLine Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor LifeLine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                                                    EXPENSE PAID
                                                   BEGINNING        ENDING             DURING             EXPENSE RATIO
                                                 ACCOUNT VALUE   ACCOUNT VALUE         PERIOD*            DURING PERIOD
                                                    5/1/05         10/31/05       5/1/05 - 10/31/05     5/1/05 - 10/31/05
                                                    ------         --------       -----------------     -----------------
Aggressive Growth Strategy Fund...  Class A        $1,000.00       $1,107.60           $ 7.97                 1.50%
                                    Class B         1,000.00        1,104.50            11.94                 2.25%
                                    Class C**       1,000.00        1,055.00             9.12                 2.25%
Conservative Growth Strategy
  Fund............................  Class A         1,000.00        1,044.80             7.73                 1.50%
                                    Class B         1,000.00        1,040.90            11.57                 2.25%
                                    Class C         1,000.00        1,046.20            11.60                 2.25%
Conservative Income Strategy
  Fund............................  Class A         1,000.00        1,020.00             7.64                 1.50%
                                    Class B         1,000.00        1,016.50            11.54                 2.27%
                                    Class C***      1,000.00        1,014.10            11.24                 2.25%
Growth Strategy Fund..............  Class A         1,000.00        1,086.10             7.89                 1.50%
                                    Class B         1,000.00        1,083.40            11.82                 2.25%
                                    Class C         1,000.00        1,083.10            11.81                 2.25%
Moderate Growth Strategy Fund.....  Class A         1,000.00        1,063.90             7.80                 1.50%
                                    Class B         1,000.00        1,059.50            11.68                 2.25%
                                    Class C****     1,000.00        1,028.00             9.00                 2.25%

    -------------
       * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

      ** Information shown reflects values using the expense ratios and rates of return for the period from June 10, 2005 to October 31, 2005.

     *** Information shown reflects values using the expense ratios and rates of return for the period from May 4, 2005 to October 31, 2005.

    **** Information shown reflects values using the expense ratios and rates of return from the period from June 10, 2005 to October 31, 2005.

                                              HSBC INVESTOR LIFELINE FUNDS    38

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor LifeLine Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    EXPENSE PAID
                                                   BEGINNING        ENDING             DURING             EXPENSE RATIO
                                                 ACCOUNT VALUE   ACCOUNT VALUE         PERIOD*            DURING PERIOD
                                                    5/1/05         10/31/05       5/1/05 - 10/31/05     5/1/05 - 10/31/05
                                                    ------         --------       -----------------     -----------------
Aggressive Growth Strategy Fund...  Class A        $1,000.00       $1,017.64           $ 7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C**       1,000.00        1,013.86            11.42                 2.25%
Conservative Growth Strategy
  Fund............................  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C         1,000.00        1,013.86            11.42                 2.25%
Conservative Income Strategy
  Fund............................  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.76            11.52                 2.27%
                                    Class C***      1,000.00        1,013.86            11.42                 2.25%
Growth Strategy Fund..............  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C         1,000.00        1,013.86            11.42                 2.25%
Moderate Growth Strategy Fund.....  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C****     1,000.00        1,013.86            11.42                 2.25%

    -------------
       * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

      ** Information shown reflects values using the expense ratios for the period from June 10, 2005 to October 31, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

     *** Information shown reflects values using the expense ratios for the period from May 4, 2005 to October 31, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

    **** Information shown reflects values using the expense ratios for the period from June 10, 2005 to October 31, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

39    HSBC INVESTOR LIFELINE FUNDS

                                        HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 48.8%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN MORTGAGE CORP.  -
 13.5%
5.00%, 7/15/14.........................   400,000       401,788
Pool #C01188, 7.00%, 6/1/31............   256,793       268,094
Pool #C75371, 6.00%, 1/1/33............   602,424       609,014
Pool #G01740, 5.50%, 12/1/34........... 3,209,052     3,170,163
                                                     ----------
                                                      4,449,059
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 20.6%
Pool #535063, 6.50%, 12/1/14...........   269,740       278,726
Pool #535933, 6.50%, 5/1/31............   188,728       194,095
Pool #555427, 6.00%, 2/1/18............ 1,612,877     1,650,312
Pool #593187, 7.00%, 11/1/31...........   536,388       561,129
Pool #704439, 5.00%, 5/1/18............ 1,525,037     1,505,448
Pool #735224, 5.50%, 2/1/35............ 1,396,020     1,379,427
Pool #740686, 6.50%, 10/1/33...........   674,816       694,105
Pool #781560, 4.49%, 10/1/34...........   502,330       495,173
                                                     ----------
                                                      6,758,415
                                                     ----------
U.S. TREASURY NOTES  - 14.7%
4.00%, 9/30/07.........................   750,000       744,668
4.125%, 8/15/08........................   400,000       397,031
3.875%, 9/15/10........................ 1,975,000     1,923,311
4.25%, 8/15/15 (c)..................... 1,790,000     1,746,648
                                                     ----------
                                                      4,811,658
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $16,218,579)....................              16,019,132
                                                     ----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 26.8%
AUTO MANUFACTURERS  - 1.0%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08...............   350,000       339,798
                                                     ----------
BANKS  - 0.9%
Sovereign Bank, 5.125%, 3/15/13........   300,000       294,146
                                                     ----------
FINANCE  - 9.3%
American General Finance, 4.875%,
 5/15/10...............................   500,000       494,441
Ford Motor Credit Corp., 5.80%,
 1/12/09...............................   475,000       435,029
General Motors Acceptance Corp., 4.50%,
 7/15/06 (c)...........................   250,000       247,100
General Motors Acceptance Corp.,
 4.375%, 12/10/07......................   500,000       472,045
J.P. Morgan Chase & Co., 5.15%,
 10/1/15...............................   350,000       341,004
MBNA Europe Funding PLC, 3.88%, 9/7/07,
 (a) (b)...............................   600,000       599,881
Met Life Global Funding, 4.50%, 5/5/10,
 (b)...................................   450,000       440,921
                                                     ----------
                                                      3,030,421
                                                     ----------
MEDIA  - 2.7%
AOL Time Warner, Inc., 6.875%,
 5/1/12................................   500,000       535,179
Tribune Co., 4.875%, 8/15/10...........   350,000       341,597
                                                     ----------
                                                        876,776
                                                     ----------
PHARMACEUTICALS  - 1.0%
American Home Products, 6.95%,
 3/15/11...............................   300,000       323,345
                                                     ----------
---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
REAL ESTATE  - 1.2%
Erp Operating LP, 5.125%, 3/15/16......   400,000       387,950
                                                     ----------
RETAIL  - 3.7%
Fred Meyer, Inc., 7.45%, 3/1/08........   400,000       418,470
May Department Stores Co., 5.75%,
 7/15/14...............................   800,000       799,380
                                                     ----------
                                                      1,217,850
                                                     ----------
TELECOMMUNICATIONS  - 3.6%
Comcast Corp., 4.95%, 6/15/16..........   400,000       371,531
SBC Communications, Inc., 6.25%,
 3/15/11...............................   400,000       416,439
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11..............................   400,000       397,192
                                                     ----------
                                                      1,185,162
                                                     ----------
TRANSPORTATION  - 3.4%
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23...................   600,000       590,646
Union Pacific Railroad, 5.08%,
 1/2/29................................   550,000       537,240
                                                     ----------
                                                      1,127,886
                                                     ----------
TOTAL CORPORATE OBLIGATIONS (COST
 $8,950,792)...........................               8,783,334
                                                     ----------

---------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 10.3%
Citigroup Mortgage Loan Trust, Inc.
 2005-WF2 AF2, 4.92%, 8/25/35..........   426,686       424,549
Countrywide Alternative Loan Trust
 2004-30CB 3A1, 5.00%, 2/25/20.........   708,898       700,954
Countrywide Home Loans 2005-HYB8 2A1,
 5.41%, 12/31/49, (a)..................   490,000       490,306
FHLB Series 00-0582, Class H, 4.75%,
 10/25/10..............................   488,484       485,739
Freddie Mac 2962 CJ, 5.50%, 11/15/23...   900,421       906,392
Greenwich Capital Commercial Funding
 Corp., 5.12%, 4/10/37.................   360,000       359,775
                                                     ----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $3,391,164).........               3,367,715
                                                     ----------

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 10.2%
Asset Backed Funding Certificates 2003-
 AHL1 A1, 3.68%, 3/25/33...............   502,170       487,738
Capital Auto Receivables Asset Trust
 2003-2 CL A4A, 1.96%, 1/15/09.........   400,000       392,198
Carmax Auto Owner Trust, 3.00%,
 9/15/08............................... 1,250,000     1,230,631
Chase Issuance Trust 2005-A8, 4.01%,
 10/15/12, (a).........................   500,000       500,000
DaimlerChrysler Auto Trust 2005-B A3,
 4.04%, 9/8/09.........................   750,000       741,975
                                                     ----------
TOTAL ASSET BACKED SECURITIES (COST
 $3,383,627)...........................               3,352,542
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.3%
HSBC Investor Money Market Fund
 Class Y Shares*.......................   746,417       746,417
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $746,417).......................                 746,417
                                                     ----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    40

 HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

---------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 1.9%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 -- Security
 Loans.................................   629,969       629,969
                                                     ----------
TOTAL SECURITIES HELD AS COLLATERAL FOR
 SECURITIES ON LOAN (COST $629,969)....                 629,969
                                                     ----------
TOTAL INVESTMENTS (COST $33,320,548)  -
 100.3%................................              32,899,109
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $32,809,686.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2005. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.
(c) All or a portion of the security was on loan as of October 31, 2005.
*    Investment in affiliate.

41    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                            HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  43.4%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 14.8%
Pool #C00368, 8.50%, 10/1/24..........     44,602         48,493
Pool #C00922, 8.00%, 2/1/30...........    298,755        318,325
Pool #C54447, 7.00%, 7/1/31...........     52,857         55,183
Pool #C60712, 6.50%, 11/1/31..........    702,412        721,502
Pool #C80387, 6.50%, 4/1/26...........     44,442         45,761
Pool #D62926, 6.50%, 8/1/25...........     32,379         33,338
Pool #G00951, 6.00%, 7/1/28...........    399,138        404,268
Pool #G01317, 7.00%, 10/1/31..........    250,566        261,593
Pool #G01740, 5.50%, 12/1/34.......... 11,519,674     11,380,074
Pool #G01857, 5.00%, 10/1/33..........  2,284,386      2,206,619
Pool #G01858, 5.00%, 7/1/34...........  2,802,521      2,702,448
                                                     -----------
                                                      18,177,604
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 15.5%
Pool #253438, 8.50%, 9/1/30...........     81,673         88,610
Pool #329530, 7.00%, 12/1/25..........    121,647        127,560
Pool #329655, 7.00%, 11/1/25..........     65,106         68,271
Pool #356905, 5.36%, 10/1/36, (a).....    360,425        368,441
Pool #398958, 6.50%, 10/1/12..........     97,522        100,739
Pool #535332, 8.50%, 4/1/30...........     69,829         75,773
Pool #535440, 8.50%, 8/1/30...........     79,129         85,850
Pool #535608, 9.50%, 4/1/30...........    150,783        166,243
Pool #548965, 8.50%, 7/1/30...........     72,134         78,260
Pool #568486, 7.00%, 1/1/31...........     40,526         42,396
Pool #573752, 8.50%, 2/1/31...........     66,235         71,861
Pool #575328, 6.50%, 4/1/31...........     95,961         98,690
Pool #623129, 6.50%, 1/1/32...........  1,168,229      1,201,451
Pool #725232, 5.00%, 3/1/34...........  1,895,784      1,830,989
Pool #735224, 5.50%, 2/1/35...........  5,122,852      5,061,959
Pool #781560, 4.49%, 10/1/34..........  1,914,184      1,886,911
Pool #817347, 6.00%, 7/1/35...........  2,628,707      2,652,000
Pool #827171, 6.00%, 6/1/35...........  4,831,097      4,873,904
                                                     -----------
                                                      18,879,908
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 0.5%
Pool #346406, 7.50%, 2/15/23..........     79,445         84,693
Pool #412530, 7.50%, 12/15/25.........    127,161        135,132
Pool #780804, 10.00%, 12/15/20........     99,860        110,987
Pool #780826, 9.50%, 5/15/18..........     58,324         64,144
Pool #781300, 7.00%, 6/15/31..........    222,684        234,140
                                                     -----------
                                                         629,096
                                                     -----------
U.S. TREASURY BONDS  - 2.8%
5.375%, 2/15/31.......................  3,150,000      3,435,469
                                                     -----------
U.S. TREASURY NOTES  - 9.8%
4.00%, 9/30/07........................  1,650,000      1,638,270
4.125%, 8/15/08.......................  1,300,000      1,290,351
3.875%, 9/15/10.......................    760,000        740,109
4.25%, 8/15/15 (e)....................  8,510,000      8,303,897
                                                     -----------
                                                      11,972,627
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 $53,757,787).........................                53,094,704
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 30.6%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
AUTO MANUFACTURERS  - 1.0%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08..............  1,275,000      1,237,835
                                                     -----------
BANKS  - 0.9%
Sovereign Bank, 5.125%, 3/15/13.......  1,075,000      1,054,025
                                                     -----------
BUSINESS SERVICES  - 0.9%
Xerox Corp., 9.75%, 1/15/09...........  1,000,000      1,105,000
                                                     -----------
CHEMICALS  - 1.7%
Nova Chemicals Corp., 7.00%,
 5/15/06..............................  1,200,000      1,209,000
Nova Chemicals Corp., 7.40%, 4/1/09...    900,000        913,500
                                                     -----------
                                                       2,122,500
                                                     -----------
FINANCE  - 8.8%
American General Finance, 4.875%,
 5/15/10..............................  2,100,000      2,076,650
Ford Motor Credit Corp., 5.80%,
 1/12/09 (e)..........................  1,600,000      1,465,362
General Motors Acceptance Corp.,
 4.375%, 12/10/07.....................  1,900,000      1,793,771
J.P. Morgan Chase & Co., 5.15%,
 10/1/15..............................  1,350,000      1,315,300
J.P. Morgan Chase XVII, 5.85%,
 8/1/35...............................    500,000        472,110
MBNA Europe Funding PLC, 3.88%,
 9/7/07, (a) (b)......................  2,200,000      2,199,561
Met Life Global Funding, 4.50%,
 5/5/10, (b)..........................  1,500,000      1,469,738
                                                     -----------
                                                      10,792,492
                                                     -----------
MEDIA  - 1.1%
Tribune Co., 4.875%, 8/15/10..........  1,350,000      1,317,589
                                                     -----------
MEDICAL  - 0.8%
HCA, Inc., 6.95%, 5/1/12..............  1,000,000      1,018,820
                                                     -----------
PHARMACEUTICALS  - 1.1%
American Home Products, 6.95%,
 3/15/11..............................  1,250,000      1,347,270
                                                     -----------
REAL ESTATE  - 1.0%
Erp Operating LP, 5.125%, 3/15/16.....  1,250,000      1,212,345
                                                     -----------
RETAIL  - 3.9%
Fred Meyer, Inc., 7.45%, 3/1/08.......  1,500,000      1,569,263
May Department Stores Co., 6.65%,
 7/15/14..............................  3,200,000      3,233,804
                                                     -----------
                                                       4,803,067
                                                     -----------
TELECOMMUNICATIONS  - 7.0%
AOL Time Warner, Inc., 7.70%,
 5/1/32...............................  1,500,000      1,708,339
AT&T Wireless Services, Inc., 8.75%,
 3/1/31...............................    650,000        847,633
Comcast Corp., 4.95%, 6/15/16.........  1,400,000      1,300,359
SBC Communications, Inc., 6.25%,
 3/15/11..............................  1,450,000      1,509,589
Time Warner Entertainment Co., 8.375%,
 3/15/23..............................    675,000        793,400
Verizon Global Funding Corp., 7.75%,
 12/1/30..............................    850,000        985,794
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11.............................  1,400,000      1,390,173
                                                     -----------
                                                       8,535,287
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    42

 HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
TRANSPORTATION  - 2.4%
Burlington Northern Santa Fe Railway
 Co., 7.57%, 1/2/21...................    327,035        373,261
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23..................  1,100,000      1,082,851
Union Pacific Corp., 6.85%, 1/2/19....    451,336        489,510
Union Pacific Railroad, 5.08%,
 1/2/29...............................  1,050,000      1,025,640
                                                     -----------
                                                       2,971,262
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $38,335,343).........................                37,517,492
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 15.6%
Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        726,153
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        751,717
Citigroup Mortgage Loan Trust, Inc.
 2005-WF2 AF2, 4.92%, 8/25/35.........  1,351,171      1,344,405
Countrywide Alternative Loan Trust
 2004-30CB 3A1, 5.00%, 2/25/20........  2,543,172      2,514,673
Countrywide Home Loans 2005-HYB8 2A1,
 5.41%, 12/31/49, (a).................  1,840,000      1,841,150
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.91%, 5/15/30, (b) (c).......    497,419          4,900
Fannie Mae IO 00 16 PS, 4.56%,
 10/25/29, (c)........................    101,337          6,206
Fannie Mae IO 01 4 SA, 3.58%,
 2/17/31, (c).........................    350,150         20,855
Fannie Mae IO 200 32 SV, 4.62%,
 3/18/30, (c).........................     48,440          2,172
Fannie Mae IO 270 2, 8.50%, 9/1/23,
 (c)..................................     74,943         18,391
Fannie Mae IO 296 2, 8.00%, 4/1/24,
 (c)..................................     83,848         19,538
Fannie Mae IO 306 2, 8.00%, 5/1/30,
 (c)..................................    110,914         26,099
FHA Weyerhauser, 7.43%, 1/1/24, (d)
 (f)..................................     78,037         78,037
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    582,622        607,740
Freddie Mac 2894 QA, 5.50%,
 12/15/24.............................  4,047,957      4,089,291
Freddie Mac 2962 CJ, 5.50%,
 11/15/23.............................  3,317,340      3,339,340
Freddie Mac IO 1534 K, 3.40%,
 6/15/23, (c).........................    231,789         12,583
Freddie Mac IO 2141 SD, 4.18%,
 4/15/29, (c).........................    165,707         16,224
Freddie Mac IO 2247 SC, 3.53%,
 8/15/30, (c).........................    112,472          4,330
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    215,244        219,552
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    571,792        590,172
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 2.08%,
 10/15/28, (c)........................    188,706          1,882
Government National Mortgage
 Association IO 99 29 SD, 4.03%,
 3/16/26, (c).........................      5,511             11
Government National Mortgage
 Association IO 99 30 S, 4.63%,
 8/16/29, (c).........................    112,397          8,825
Government National Mortgage
 Association IO 99 30 SA, 4.03%,
 4/16/29, (c).........................    145,516          9,532
Government National Mortgage
 Association IO 99 32 SB, 4.03%,
 7/16/27, (c).........................     52,862          1,294

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Greenwich Capital Commercial Funding
 Corp., 5.12%, 4/10/37................  1,350,000      1,349,156
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.90%, 7/13/30, (c)..............    367,626          4,695
LB-UBS Commercial Mortgage Trust 00 C3
 A1, 7.95%, 7/15/09...................    212,057        218,483
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        648,731
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        686,135
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $19,172,949).......                19,162,272
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 8.7%
Asset Backed Funding Certificates
 2003-AHL1 A1, 3.68%, 3/25/33.........  1,763,872      1,713,178
Capital Auto Receivables Asset Trust
 2003-2 CL A4A, 1.96%, 1/15/09........  1,450,000      1,421,719
DaimlerChrysler Auto Trust 2004-C A4,
 3.28%, 12/8/09.......................  1,500,000      1,455,253
DaimlerChrysler Auto Trust 2005-B A3,
 4.04%, 9/8/09........................    950,000        939,835
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        648,023
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,501,344
WFS Financial Owner Trust 2004-3 A3,
 3.30%, 4/17/09.......................  2,000,000      1,974,292
                                                     -----------
TOTAL ASSET BACKED SECURITIES (COST
 $10,696,796).........................                10,653,644
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.8%
HSBC Investor Money Market Fund
 Class Y Shares *.....................  1,011,001      1,011,001
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $1,011,001)..........................                 1,011,001
                                                     -----------

----------------------------------------------------------------
 MUNICIPAL BONDS  - 0.7%
URBAN AND COMMUNITY DEVELOPMENT  - 0.7%
Louisiana Local Government
 Environmental Facilities & Community
 Development (LOC AMBAC), 6.30%,
 7/1/30...............................    850,000        882,521
                                                     -----------
TOTAL MUNICIPAL BONDS
 (COST $931,100)......................                   882,521
                                                     -----------

----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 6.0%
Pool of various securities for HSBC
 Family of Funds -- Note 2 --
 Security Loans.......................  7,362,043      7,362,043
                                                     -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN (COST
 $7,362,043)..........................                 7,362,043
                                                     -----------
TOTAL INVESTMENTS
 (COST $131,267,019)  - 105.8%........               129,683,677
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $122,529,780.

43    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                            HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represents the rates that were in final on October 31, 2005. The maturity dates presented reflect the stated maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate presented represents the rates that were in effect on October 31, 2005. The principal amount shown is the notional amount of the underlying mortgages.
(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.06% of net assets.
(e) All or a portion of the security was on loan as of October 31, 2005.
(f) Security was fair valued (See note 2) as of October 31, 2005.
*    Investment in affiliate.
AMBAC  - American Municipal Bank Assurance Corp.
LOC  - Letter of Credit

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    44

 HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

-----------------------------------------------------------------
 COMMON STOCKS  - 97.8%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 3.2%
General Dynamics Corp....................     10,650    1,238,595
The Boeing Co............................      5,600      361,984
                                                       ----------
                                                        1,600,579
                                                       ----------
BIOTECHNOLOGY  - 4.4%
Amgen, Inc. (a)..........................     19,050    1,443,228
Gilead Sciences, Inc. (a)................     15,500      732,375
                                                       ----------
                                                        2,175,603
                                                       ----------
BUSINESS SERVICES  - 3.0%
Paychex, Inc.............................     37,800    1,465,128
                                                       ----------
CHEMICALS  - 2.3%
Monsanto Co..............................     18,150    1,143,632
                                                       ----------
COMPUTER SOFTWARE  - 9.2%
Adobe Systems, Inc.......................     18,600      599,850
Automatic Data Processing, Inc...........     25,250    1,178,165
EMC Corp. (a)............................     33,550      468,358
Microsoft Corp...........................     71,850    1,846,544
SAP AG...................................     10,700      459,458
                                                       ----------
                                                        4,552,375
                                                       ----------
COMPUTERS  - 1.2%
Apple Computer, Inc. (a).................     10,650      613,334
                                                       ----------
CONSUMER PRODUCTS  - 3.0%
Harman International Industries, Inc.....      4,950      494,307
The Procter & Gamble Co..................     17,950    1,005,021
                                                       ----------
                                                        1,499,328
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 3.4%
General Electric Co......................     50,062    1,697,602
                                                       ----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 3.3%
Broadcom Corp. (a).......................     11,000      467,060
Maxim Integrated Products, Inc...........     11,400      395,352
Microchip Technology, Inc................     25,150      758,776
                                                       ----------
                                                        1,621,188
                                                       ----------
FINANCIAL SERVICES  - 17.0%
American Express Co......................      8,900      442,953
Franklin Resources, Inc..................     16,100    1,422,757
Goldman Sachs Group, Inc.................      4,150      524,436
Legg Mason, Inc..........................     15,000    1,609,649
Moody's Corp.............................     11,000      585,860
Robert Half International, Inc...........     22,650      835,332
SLM Corp.................................     39,400    2,187,881
The Chicago Mercantile Exchange Holdings,
 Inc.....................................      2,050      748,558
                                                       ----------
                                                        8,357,426
                                                       ----------
HEALTH CARE  - 8.4%
DENTSPLY International, Inc..............      7,100      391,494
Medtronic, Inc...........................     20,700    1,172,862
Stryker Corp.............................     11,850      486,680
UnitedHealth Group, Inc..................     36,500    2,112,985
                                                       ----------
                                                        4,164,021
                                                       ----------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------

HOTELS & LODGING  - 1.5%
Las Vegas Sands Corp. (a)................      6,700      229,810
Starwood Hotels & Resorts Worldwide,
 Inc.....................................      8,700      508,341
                                                       ----------
                                                          738,151
                                                       ----------
INTERNET RELATED  - 6.5%
eBay, Inc. (a)...........................     11,800      467,280
Google, Inc., Class A (a)................      6,050    2,251,447
Yahoo!, Inc. (a).........................     13,850      512,035
                                                       ----------
                                                        3,230,762
                                                       ----------
MEDICAL & HEALTH PRODUCTS  - 3.8%
Genentech, Inc. (a)......................     20,929    1,896,167
                                                       ----------
OIL & GAS  - 8.6%
Baker Hughes, Inc........................     16,150      887,604
Schlumberger Ltd.........................     19,750    1,792,708
Smith International, Inc.................     48,200    1,561,680
                                                       ----------
                                                        4,241,992
                                                       ----------
PHARMACEUTICALS  - 6.7%
Alcon, Inc...............................      8,400    1,116,360
Allergan, Inc............................      4,350      388,455
Johnson & Johnson........................     28,550    1,787,801
                                                       ----------
                                                        3,292,616
                                                       ----------
RETAIL  - 9.7%
Advance Auto Parts (a)...................     10,025      375,938
Best Buy Co., Inc........................      9,875      437,068
CVS Corp.................................     16,750      408,868
Home Depot, Inc..........................     20,750      851,579
Staples, Inc.............................     22,775      517,676
Walgreen Co..............................     40,017    1,817,971
Weight Watchers International, Inc.
 (a).....................................      6,600      346,962
                                                       ----------
                                                        4,756,062
                                                       ----------
TELECOMMUNICATIONS  - 1.1%
QUALCOMM, Inc............................     13,200      524,832
                                                       ----------
TRANSPORTATION  - 1.5%
Expeditors International of Washington,
 Inc.....................................     12,300      746,241
                                                       ----------
TOTAL COMMON STOCKS
 (COST $42,329,616)......................              48,317,039
                                                       ----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.2%
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money Market Fund Class Y
 Shares*.................................  1,106,735    1,106,735
                                                       ----------
TOTAL INVESTMENT COMPANIES (COST
 $1,106,735).............................               1,106,735
                                                       ----------
TOTAL INVESTMENTS
 (COST $43,436,351)  - 100.0%............              49,423,774
                                                       ----------
                                                       ----------

---------

Percentages indicated are based on net assets of $49,414,699.

(a) Represents non-income producing security.

  * Investment in affiliate.

45    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 97.5%
                                            SHARES     VALUE($)
                                            -------   ----------
AEROSPACE & DEFENSE  - 7.9%
Lockheed Martin Corp......................   24,600    1,489,776
Northrop Grumman Corp.....................   32,600    1,748,990
Raytheon Co...............................   28,300    1,045,685
                                                      ----------
                                                       4,284,451
                                                      ----------
BANKING  - 4.8%
Bank of America Corp......................   23,600    1,032,264
Wells Fargo & Co..........................   25,800    1,553,160
                                                      ----------
                                                       2,585,424
                                                      ----------
BUSINESS SERVICES  - 2.5%
Pitney Bowes, Inc.........................   32,100    1,350,768
                                                      ----------
COMPUTER SOFTWARE  - 7.1%
Computer Associates International, Inc....   87,100    2,436,187
Microsoft Corp............................   54,300    1,395,510
                                                      ----------
                                                       3,831,697
                                                      ----------
CONGLOMERATES  - 1.9%
Loews Corp................................   11,200    1,041,376
                                                      ----------
CONSUMER PRODUCTS  - 7.3%
Altria Group, Inc.........................   29,200    2,191,460
Kimberly-Clark Corp.......................   31,000    1,762,040
                                                      ----------
                                                       3,953,500
                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS  -
 2.1%
Ingersoll-Rand Co.........................   29,800    1,126,142
                                                      ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  -
 3.7%
Agilent Technologies, Inc. (a)............   62,900    2,013,429
                                                      ----------
FINANCIAL SERVICES  - 17.0%
Citigroup, Inc............................   36,707    1,680,446
Countrywide Financial Corp................   76,600    2,433,582
Fannie Mae................................   44,000    2,090,880
Genworth Financial, Inc., Class A.........   28,000      887,320
J.P. Morgan Chase & Co....................   39,150    1,433,673
MGIC Investment Corp......................   11,800      699,032
                                                      ----------
                                                       9,224,933
                                                      ----------
GAS & ELECTRIC UTILITY  - 1.5%
Dominion Resources, Inc...................   11,000      836,880
                                                      ----------
INSURANCE  - 8.1%
Aetna, Inc................................   12,400    1,098,144
AON Corp..................................   26,900      910,565
Radian Group, Inc.........................   21,400    1,114,940
The Hartford Financial Services Group,
 Inc......................................   15,700    1,252,075
                                                      ----------
                                                       4,375,724
                                                      ----------

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES     VALUE($)
                                            -------   ----------

MEDIA  - 5.3%
Liberty Media Corp., Class A (a)..........  100,350      799,790
Viacom, Inc., Class B.....................   66,100    2,047,117
                                                      ----------
                                                       2,846,907
                                                      ----------
METALS & MINING  - 6.2%
Barrick Gold Corp.........................   62,700    1,583,175
POSCO ADR.................................   11,800      605,222
Rio Tinto PLC ADR.........................    7,500    1,144,650
                                                      ----------
                                                       3,333,047
                                                      ----------
OIL & GAS  - 12.6%
Burlington Resources, Inc.................    9,500      686,090
ConocoPhillips............................   14,082      920,681
Kerr-McGee Corp...........................   33,589    2,856,409
Noble Energy, Inc.........................   59,000    2,362,950
                                                      ----------
                                                       6,826,130
                                                      ----------
PAPER PRODUCTS  - 1.4%
International Paper Co....................   26,800      782,024
                                                      ----------
TELECOMMUNICATIONS  - 6.0%
BellSouth Corp............................   36,050      938,021
Motorola, Inc.............................   72,000    1,595,520
Sprint Nextel Corp........................   30,600      713,286
                                                      ----------
                                                       3,246,827
                                                      ----------
TRANSPORTATION  - 2.1%
Union Pacific Corp........................   16,700    1,155,306
                                                      ----------
TOTAL COMMON STOCKS
 (COST $45,949,150).......................            52,814,565
                                                      ----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.6%
                                            SHARES     VALUE($)
                                            -------   ----------
HSBC Investor Money Market Fund
 Class Y Shares*..........................  312,264      312,264
                                                      ----------
TOTAL INVESTMENT COMPANIES
 (COST $312,264)..........................               312,264
                                                      ----------
TOTAL INVESTMENTS
 (COST $46,261,414)  - 98.1%..............            53,126,829
                                                      ----------
                                                      ----------

---------

Percentages indicated are based on net assets of $54,150,448.
  * Investment in Affiliate
(a) Represents non-income producing security.
ADR - American Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    46

 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 98.5%
                                          SHARES      VALUE($)
                                         ---------   -----------
AUSTRALIA  - 1.1%
BlueScope Steel Ltd....................    96,800        616,221
Macquarie Airports.....................   699,400      1,574,606
Macquarie Infrastructure Group.........   154,500        397,394
                                                     -----------
                                                       2,588,221
                                                     -----------
AUSTRIA  - 0.5%
Omv AG.................................    20,500      1,105,950
                                                     -----------
BELGIUM  - 1.7%
Delhaize Group.........................    51,900      3,008,743
KBC Bankverzekeringsholding............    11,300        920,875
                                                     -----------
                                                       3,929,618
                                                     -----------
BRAZIL  - 2.1%
Braskem SA-Pref (b)....................    40,000        344,843
CIA de Saneamento Basico do Estado de
 Sao Paulo............................. 7,710,000        493,032
Gerdau SA ADR..........................    50,100        679,857
Petroleo Brasileiro SA ADR.............    27,700      1,589,149
Unibanco GDR...........................    13,000        679,900
Usinas Siderurgicas de Minas Gerais
 SA....................................    30,200        610,495
Votorantim Celulos Papel SA ADR........    34,250        409,973
                                                     -----------
                                                       4,807,249
                                                     -----------
CANADA  - 2.3%
Canadian Natural Resources.............    43,400      1,774,886
EnCana Corp............................    30,000      1,371,951
Nexen, Inc.............................    20,000        823,171
Teck Cominco Ltd., B shares............    32,300      1,361,152
                                                     -----------
                                                       5,331,160
                                                     -----------
CHINA  - 0.1%
China Petroleum & Chemical Corp........   592,000        239,076
                                                     -----------
FINLAND  - 0.5%
Sampo OYJ, Class A.....................    77,000      1,181,124
                                                     -----------
FRANCE  - 10.9%
Assurances Generales de France.........    36,800      3,504,532
BNP Paribas SA.........................    15,800      1,198,226
Credit Agricole SA.....................    75,900      2,225,300
France Telecom SA......................    32,800        852,631
Renault SA.............................    55,300      4,788,787
Sanofi-Aventis.........................    57,800      4,630,180
Societe Generale.......................    33,700      3,848,704
Thomson SA.............................    58,900      1,110,378
Total SA, B Shares.....................    11,700      2,944,053
                                                     -----------
                                                      25,102,791
                                                     -----------
GERMANY  - 6.7%
Continental AG.........................    51,400      3,928,072
E.ON AG................................    41,000      3,714,684
Fresenius Medical Care AG..............    22,800      2,058,314
MAN AG.................................    66,000      3,060,449
Muenchener Rueckversicherungs-
 Gesellschaft AG.......................    22,400      2,629,530
                                                     -----------
                                                      15,391,049
                                                     -----------
HUNGARY  - 0.4%
MOL Magyar Olaj -- es Gazipari Rt.
 GDR...................................     9,600        904,800
                                                     -----------
----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
IRELAND  - 0.7%
Depfa Bank plc.........................    96,470      1,504,564
                                                     -----------
ISRAEL  - 0.5%
Bank Hapoalim BM.......................   286,600      1,098,642
                                                     -----------
ITALY  - 1.9%
ENI SpA................................   166,500      4,456,335
                                                     -----------
JAPAN  - 24.4%
Canon, Inc.............................    89,300      4,727,388
East Japan Railway Co..................       102        606,134
Hitachi, Ltd...........................   144,000        886,868
Honda Motor Co., Ltd...................    96,600      5,373,359
ITOCHU Corp............................   317,000      2,173,147
Japan Tobacco, Inc.....................       240      3,794,856
JFE Holdings, Inc......................   121,400      3,771,805
Kobe Steel, Ltd........................   958,000      2,830,925
Kyocera Corp...........................    11,400        739,491
Mitsubishi UFJ Financial Group, Inc....       133      1,671,891
Mitsui Chemicals, Inc..................   310,000      1,857,499
Nippon Mining Holdings, Inc............   360,000      2,673,254
Nissan Motor Co., Ltd..................   225,100      2,360,275
ORIX Corp..............................    27,800      5,213,614
Sanyo Shinpan Finance Co., Ltd.........    26,900      1,957,695
Sega Sammy Holdings, Inc...............     9,800        352,698
Sega Sammy Holdings, Inc. (b)..........     9,800        352,797
Sony Corp..............................    12,510        408,770
Sumitomo Metal Industries, Ltd.........   294,000      1,018,033
Sumitomo Mitsui Financial Group,
 Inc...................................       598      5,523,745
The Tokyo Electric Power Co., Inc......    90,600      2,253,088
Tokyo Gas Co., Ltd.....................   529,000      2,080,678
Toyota Motor Corp......................    51,600      2,393,128
UNY Co., Ltd...........................    90,000      1,121,975
                                                     -----------
                                                      56,143,113
                                                     -----------
LUXEMBOURG  - 2.2%
Arcelor................................   211,180      5,014,193
                                                     -----------
NETHERLANDS  - 4.5%
ABN AMRO Holding NV....................    44,453      1,051,350
European Aeronautic Defence and Space
 Co....................................    79,660      2,759,807
ING Groep NV...........................   190,468      5,492,775
Royal Dutch Shell plc, A Shares........    33,600      1,035,958
                                                     -----------
                                                      10,339,890
                                                     -----------
PHILIPPINES  - 0.3%
Philippine Long Distance Telephone
 Co....................................    21,000        641,110
                                                     -----------
SINGAPORE  - 1.9%
Flextronics International Ltd. (b).....   162,400      1,508,696
Singapore Telecommunications Ltd....... 2,104,630      2,900,304
                                                     -----------
                                                       4,409,000
                                                     -----------
SOUTH AFRICA  - 0.8%
ABSA Group Ltd.........................    27,540        365,668
Sanlam Ltd.............................   554,040      1,021,108
Telkom South Africa Ltd................    28,000        529,052
                                                     -----------
                                                       1,915,828
                                                     -----------

47    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
SOUTH KOREA  - 2.5%
Hyundai Motor Co.......................    11,600        857,749
Industrial Bank of Korea GDR...........    88,300      1,081,675
Kookmin Bank ADR.......................    14,600        852,932
POSCO ADR..............................    34,200      1,754,118
Shinhan Financial Group Co., Ltd.
 ADR...................................    19,450      1,312,681
                                                     -----------
                                                       5,859,155
                                                     -----------
SPAIN  - 3.7%
Endesa SA..............................   155,800      3,867,995
Repsol YPF SA..........................   155,000      4,616,429
                                                     -----------
                                                       8,484,424
                                                     -----------
SWITZERLAND  - 1.8%
Credit Suisse Group....................    81,100      3,588,142
Micronas Semiconductor Holding AG
 (b)...................................    14,300        484,846
                                                     -----------
                                                       4,072,988
                                                     -----------
TAIWAN  - 1.4%
China Steel Corp. GDR..................    43,470        697,694
Compal Electronics, Inc. GDR...........   222,840      1,065,175
Far Eastone Telecommunications Co.,
 Ltd. GDR..............................    21,400        373,128
Gigabyte Technology Co., Ltd...........   270,112        224,669
Taiwan Semiconductor Manufacturing Co.,
 Ltd...................................   491,141        763,122
                                                     -----------
                                                       3,123,788
                                                     -----------
THAILAND  - 0.3%
PTT Public Company Ltd. plc............   121,400        726,732
                                                     -----------
TURKEY  - 0.1%
Ford Otomotiv Sanayi AS................    47,640        342,464
                                                     -----------
UNITED KINGDOM  - 25.2%
Aviva plc..............................   346,270      4,088,803
Barclays plc...........................   410,200      4,064,675
BP Amoco plc...........................   410,200      4,543,590
British Aerospace plc..................   485,500      2,840,581
British American Tobacco plc...........    28,000        616,085
Friends Provident plc..................   782,500      2,441,216
George Wimpey plc......................   244,600      1,772,262
Glaxosmithkline plc....................   133,600      3,474,475

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
UNITED KINGDOM, CONTINUED
HBOS plc...............................   260,121      3,842,156
Intercontinental Hotels Group plc......   120,214      1,502,351
International Power plc................   300,000      1,231,847
Mitchells & Butlers plc................   119,800        769,498
Punch Taverns plc......................   185,000      2,394,991
Royal & Sun Alliance Insurance Group
 plc...................................   736,000      1,252,824
Royal Bank of Scotland Group plc.......   169,100      4,682,159
Royal Dutch Shell plc, B Shares........    45,973      1,499,509
Sainsbury plc..........................   410,062      2,025,468
Tate & Lyle plc........................   235,000      1,928,271
Taylor Woodrow plc.....................   361,600      2,004,519
Trinity Mirror plc.....................   145,600      1,534,559
Vodafone Group plc..................... 1,461,053      3,835,556
Whitbread plc..........................   145,200      2,416,537
Xstrata plc............................   146,000      3,344,512
                                                     -----------
                                                      58,106,444
                                                     -----------
TOTAL COMMON STOCKS
 (COST $187,403,528)...................              226,819,708
                                                     -----------

----------------------------------------------------------------
 CASH RESERVE  - 0.4%
Investors Bank Trust Cash Reserve......   937,632        937,632
                                                     -----------
TOTAL CASH RESERVE
 (COST $937,632).......................                  937,632
                                                     -----------

----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.0%
UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (b) (c)....   190,000              0
                                                     -----------
TOTAL RIGHTS & WARRANTS
 (COST $0).............................                        0
                                                     -----------
TOTAL INVESTMENTS
 (COST $188,341,160)  - 98.9%..........              227,757,340
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $230,229,852.
(a) Not used.
(b) Represents non-income producing security.
(c) Represents illiquid security.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    48

 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      2.4%
Automotive..................................................      8.7%
Banking & Financial Services................................     22.7%
Building & Construction.....................................      1.6%
Chemicals...................................................      1.0%
Computer Related............................................      0.6%
Drugs -- Medical............................................      4.4%
Electrical..................................................      2.8%
Electronic Components & Semiconductors......................      2.1%
Energy......................................................      0.5%
Food & Beverage.............................................      0.9%
Insurance...................................................      7.0%
Leisure.....................................................      1.9%
Manufacturing...............................................      5.3%
Metals & Mining.............................................      9.4%
Multimedia..................................................      1.1%
Oil & Gas...................................................     15.7%
Paper Products..............................................      0.2%
Cash........................................................      0.4%
Retail......................................................      3.2%
Telecommunications..........................................      4.0%
Tobacco.....................................................      1.9%
Transportation Services.....................................      1.1%
                                                                ------
Total Investments...........................................     98.9%
                                                                ------
Other assets in excess of liabilities.......................      1.1%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

49    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                        HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 98.7%
                                          SHARES      VALUE($)
                                        ----------   -----------
ADVERTISING  - 2.3%
Monster Worldwide, Inc. (a) (b).......    154,700      5,075,707
                                                     -----------
BANKING  - 4.3%
East West Bancorporation, Inc.........    112,000      4,288,480
Wintrust Financial Corp...............     95,200      5,110,336
                                                     -----------
                                                       9,398,816
                                                     -----------
BIOTECHNOLOGY  - 4.0%
Celgene Corp. (a).....................    154,100      8,645,010
                                                     -----------
COMMERCIAL SERVICES  - 4.2%
Alliance Data Systems Corp. (a).......    123,000      4,373,880
ValueClick, Inc. (a)..................    275,300      4,817,750
                                                     -----------
                                                       9,191,630
                                                     -----------
COMPUTER SOFTWARE  - 7.0%
CheckFree Corp. (a)...................     60,300      2,562,750
Satyam Computer Services Ltd. ADR.....     86,200      2,946,316
SRA International, Inc., Class A (a)
 (b)..................................    157,500      5,169,150
Transaction Systems Architects, Inc.,
 Class A (a)..........................    173,500      4,686,235
                                                     -----------
                                                      15,364,451
                                                     -----------
CONSULTING SERVICES  - 1.4%
LECG Corp. (a)........................    138,600      3,061,674
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 8.6%
Actuant Corp., Class A................     98,300      4,787,210
AMETEK, Inc...........................    166,300      6,773,399
AptarGroup, Inc.......................     13,000        665,470
IDEX Corp.............................    140,100      5,606,802
Roper Industries, Inc.................     26,400        995,280
                                                     -----------
                                                      18,828,161
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 9.1%
Advanced Analogic Technologies, Inc.
 (a)..................................     92,000      1,002,800
Amphenol Corp., Class A...............     54,800      2,190,356
ATMI, Inc. (a)........................    108,800      2,971,328
Cognos, Inc. (a)......................     60,200      2,259,306
Power Integrations, Inc. (a)..........    133,700      2,822,407
Thermo Electron Corp. (a).............    188,300      5,684,777
Varian Semiconductor Equipment
 Associates, Inc. (a) (b).............     80,100      3,029,382
                                                     -----------
                                                      19,960,356
                                                     -----------
ENVIRONMENTAL SERVICES  - 5.5%
Pioneer Natural Resources Co..........     57,600      2,882,880
Republic Services, Inc., Class A......    153,900      5,440,365
Waste Connections, Inc. (a)...........    109,200      3,644,004
                                                     -----------
                                                      11,967,249
                                                     -----------
FINANCIAL SERVICES  - 2.2%
Affiliated Managers Group, Inc. (a)
 (b)..................................     62,800      4,819,900
                                                     -----------
HEALTH CARE  - 16.9%
Advanced Medical Optics, Inc. (a).....    111,900      3,992,592
Amylin Pharmaceuticals Inc. (a).......     32,500      1,092,000
Charles River Laboratories (a)........     46,100      2,017,336
CYTYC Corp. (a).......................    151,000      3,827,850
Inamed Corp. (a)......................     97,900      6,960,690
Kinetic Concepts, Inc. (a)............     72,000      2,584,800
Manor Care, Inc. (b)..................    161,000      5,997,250
Omnicare, Inc. (b)....................    154,700      8,369,270
PacifiCare Health Systems, Inc. (a)...     27,700      2,281,372
                                                     -----------
                                                      37,123,160
                                                     -----------



----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                        ----------   -----------

HOSPITALS  - 2.0%
Triad Hospitals, Inc. (a).............    103,800      4,269,294
                                                     -----------
INTERNET RELATED  - 1.6%
Concur Technologies, Inc. (a).........    226,300      3,057,313
RSA Security, Inc. (a)................     32,400        369,360
                                                     -----------
                                                       3,426,673
                                                     -----------
OIL & GAS  - 14.1%
Chesapeake Energy Corp................    149,000      4,782,900
Consol Energy, Inc....................     76,200      4,640,580
Denbury Resources, Inc. (a)...........    100,400      4,380,452
Massey Energy Co......................    186,900      7,489,083
Peabody Energy Corp...................     68,800      5,377,408
Smith International, Inc..............    130,500      4,228,200
                                                     -----------
                                                      30,898,623
                                                     -----------
PHARMACEUTICALS  - 4.7%
Elan Corp. plc ADR (a) (b)............    555,800      4,585,350
OSI Pharmaceuticals, Inc. (a) (b).....    160,100      3,730,330
Santarus, Inc. (a) (b)................    333,100      2,048,565
                                                     -----------
                                                      10,364,245
                                                     -----------
RETAIL  - 6.1%
Dick's Sporting Goods, Inc. (a) (b)...     75,300      2,253,729
P.F. Chang's China Bistro, Inc. (a)
 (b)..................................     41,700      1,907,358
Talbots, Inc..........................    137,300      3,582,157
Weight Watchers International, Inc.
 (a)..................................     40,100      2,108,057
Williams-Sonoma, Inc. (a).............     86,600      3,386,926
                                                     -----------
                                                      13,238,227
                                                     -----------
TELECOMMUNICATIONS  - 3.0%
Polycom, Inc. (a).....................    279,600      4,277,880
Scientific-Atlanta, Inc...............     67,200      2,381,568
                                                     -----------
                                                       6,659,448
                                                     -----------
TRANSPORTATION  - 1.7%
J.B. Hunt Transport Services, Inc.....    186,400      3,618,024
                                                     -----------
TOTAL COMMON STOCKS
 (COST $178,714,602)..................               215,910,648
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.6%
                                          SHARES      VALUE($)
                                        ----------   -----------
HSBC Investor Money Market Fund
 Class Y Shares *.....................  3,433,854      3,433,854
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $3,433,854)..........................                 3,433,854
                                                     -----------

----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 19.4%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 -- Security
 Loans................................  42,518,000    42,518,000
                                                     -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN
 (COST $42,518,000)...................                42,518,000
                                                     -----------
TOTAL INVESTMENTS
 (COST $224,666,456)  - 119.7%........               261,862,502
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $218,778,225.

(a)  Represents non-income producing security.
(b) All or portion of security was on loan as of October 31, 2005.
*    Investment in affiliate
ADR -- American Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    50

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                 LIMITED                                                          INTERNATIONAL      SMALL CAP
                                 MATURITY       FIXED INCOME        GROWTH           VALUE            EQUITY           EQUITY
                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                              -------------    ------------     -------------    -------------    ------------     ------------
ASSETS:
  Investments in
    non-affiliates, at value*  $32,152,692      $128,672,676     $48,317,039      $52,814,565      $227,757,340     $258,428,648
  Investments in affiliates,
    at value                       746,417         1,011,001       1,106,735          312,264                --        3,433,854
  Foreign currency                      --                --              --               --         2,286,293               --
  Interest and dividends
    receivable                     236,392         1,071,200          22,243           32,035           414,521           20,549
  Receivable for investments
    sold                         1,687,524         7,792,581              --        1,019,072                --        2,452,491
  Prepaid expenses                     361             1,409             565              674             1,898            1,715
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL ASSETS                  34,823,386       138,548,867      49,446,582       54,178,610       230,460,052      264,337,257
                               -----------      ------------     -----------      -----------      ------------     ------------
 ...............................................................................................................................
LIABILITIES:
  Payable for investments
    purchased                    1,365,675         8,597,581              --               --                --        2,854,119
  Payable for collateral
    received on loaned
    securities                     629,969         7,362,043              --               --                --       42,518,000
  Accrued expenses and other
    liabilities:
     Investment management          11,326            46,531          20,507           24,041           190,249          152,511
     Administration                  2,246             7,177           1,571            1,756            10,904           11,338
     Accounting                        218               543             384              223               121              134
     Compliance service                 44               158              59               69               292              291
     Custodian                       2,722                --           7,500               --            18,887           12,692
     Trustee                           127               459             173              201               666              840
     Other                           1,373             4,595           1,689            1,872             9,081            9,107
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL LIABILITIES              2,013,700        16,019,087          31,883           28,162           230,200       45,559,032
                               -----------      ------------     -----------      -----------      ------------     ------------
 ...............................................................................................................................
NET ASSETS:
  Applicable to investors'
    beneficial interest        $32,809,686      $122,529,780     $49,414,699      $54,150,448      $230,229,852     $218,778,225
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Investments, at cost         $33,320,548      $131,267,019     $43,436,351      $42,261,414      $188,341,160     $224,666,456
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Foreign currency, at cost                                                                        $  2,296,002
                                                                                                   ------------
                                                                                                   ------------

---------

* The Limited Maturity Portfolio, Fixed Income Portfolio, and Small Cap Equity Portfolio include securities on loan of $617,119, $7,216,681, $41,194,226, respectively.

51    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                 STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2005

                                         LIMITED             FIXED                                                INTERNATIONAL
                                         MATURITY            INCOME             GROWTH             VALUE              EQUITY
                                        PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                     ---------------    --------------     ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                             $ 2,105,378        $  6,989,667        $        0         $        0        $    22,432
  Dividends                                    217               1,242           688,580          1,061,066          7,050,398
  Dividend income from affiliated
    investments                             25,523             110,154            42,243             55,096                 --
  Foreign tax withholding                       --                  --                --                 --           (778,471)
  Income from securities lending             6,154              12,904               366              2,358                 --
  Other income (see note 5)                  2,093               7,821             1,126              1,423                 --
                                       -----------        ------------        ----------         ----------        -----------
  TOTAL INVESTMENT INCOME                2,139,365           7,121,788           732,315          1,119,943          6,294,359
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
EXPENSES:
  Investment management                    197,360             620,549           259,397            328,104          1,568,100
  Administration -- HSBC (see
    note 3)                                  4,684              17,001             6,370              7,303             29,205
  Administration -- BISYS (see
    note 3)                                 13,745              40,031            13,209             16,106             56,179
  Accounting                                48,094              57,945            41,057             39,454             78,906
  Compliance service                           687               2,110               716                858              3,125
  Custodian                                 16,066              42,418            26,567             30,165            145,360
  Interest                                      --                  93                --                 --                 --
  Trustee                                    1,587               4,619               452                853              6,197
  Other                                      6,005              18,231             7,005              7,885             30,270
                                       -----------        ------------        ----------         ----------        -----------
  Total expenses before voluntary
    fee reductions                         288,228             802,997           354,773            430,728          1,917,342
  Fees reduced by Investment
    Adviser (see note 3 and 5)             (45,832)           (171,285)          (24,678)           (31,167)                --
  Fees reduced by Administrator --
    BISYS (see note 3)                        (902)             (2,934)           (1,018)            (1,231)            (4,020)
                                       -----------        ------------        ----------         ----------        -----------
  NET EXPENSES                             241,494             628,778           329,077            398,330          1,913,322
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
  NET INVESTMENT INCOME (LOSS)           1,897,871           6,493,010           403,238            721,613          4,381,037
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gains (losses) from
    investments and foreign
    currency transactions                 (162,231)          7,083,274         2,375,542          4,124,126         18,977,305
  Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                          (1,247,772)        (10,643,468)        3,995,556          4,254,259         17,737,274
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
  Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions       (1,410,003)         (3,560,194)        6,371,098          8,378,385         36,714,579
                                       -----------        ------------        ----------         ----------        -----------
  CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $   487,868        $  2,932,816        $6,774,336         $9,099,998        $41,095,616
                                       -----------        ------------        ----------         ----------        -----------
                                       -----------        ------------        ----------         ----------        -----------

                                       SMALL CAP
                                        EQUITY
                                       PORTFOLIO
                                     --------------
  Interest                             $          0
  Dividends                                 990,070
  Dividend income from affiliated
    investments                             138,034
  Foreign tax withholding                        --
  Income from securities lending             12,148
  Other income (see note 5)                   5,169
                                       ------------
  TOTAL INVESTMENT INCOME                 1,145,421
                                       ------------
................. ..................................
EXPENSES:
  Investment management                   2,284,219
  Administration -- HSBC (see
    note 3)                                  30,836
  Administration -- BISYS (see
    note 3)                                  76,108
  Accounting                                 40,138
  Compliance service                          4,038
  Custodian                                  76,725
  Interest                                      104
  Trustee                                     8,600
  Other                                      37,046
                                       ------------
  Total expenses before voluntary
    fee reductions                        2,557,814
  Fees reduced by Investment
    Adviser (see note 3 and 5)             (113,213)
  Fees reduced by Administrator --
    BISYS (see note 3)                       (5,102)
                                       ------------
  NET EXPENSES                            2,439,499
                                       ------------
 ..................................................
  NET INVESTMENT INCOME (LOSS)           (1,294,078)
                                       ------------
 ..................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gains (losses) from
    investments and foreign
    currency transactions                62,035,547
  Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                          (17,237,446)
                                       ------------
 ..................................................
  Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions        44,798,101
                                       ------------
  CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $ 43,504,023
                                       ------------
                                       ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    52

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        LIMITED MATURITY                              FIXED INCOME
                                                            PORTFOLIO                                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  1,897,871         $  2,685,767           $  6,493,010         $  8,004,774
  Net realized gains (losses) from
    investment transactions                         (162,231)             350,688              7,083,274            1,234,753
  Change in unrealized
    appreciation/depreciation from
    investments                                   (1,247,772)             195,249            (10,643,468)             533,676
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          487,868            3,231,704              2,932,816            9,773,203
                                                ------------         ------------           ------------         ------------
Proceeds from contributions                        6,926,443           19,537,952             31,409,368           47,385,442
Value of withdrawals                             (38,301,414)         (43,561,156)           (81,271,788)         (91,249,818)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (31,374,971)         (24,023,204)           (49,862,420)         (43,864,376)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (30,887,103)         (20,791,500)           (46,929,604)         (34,091,173)
 ...............................................................................................................................
NET ASSETS:
  Beginning of period                             63,696,789           84,488,289            169,459,384          203,550,557
                                                ------------         ------------           ------------         ------------
  End of period                                 $ 32,809,686         $ 63,696,789           $122,529,780         $169,459,384
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

53    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                                                    GROWTH                                             VALUE
                                                   PORTFOLIO                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                     FOR THE                 FOR THE                   FOR THE                 FOR THE
                                   YEAR ENDED             PERIOD ENDED               YEAR ENDED             PERIOD ENDED
                                OCTOBER 31, 2005        OCTOBER 31, 2004(a)       OCTOBER 31, 2005        OCTOBER 31, 2004(a)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income              $    403,238             $    11,209              $    721,613             $   325,186
  Net realized gains (losses)
    from investment
    transactions                        2,375,542              (1,576,336)                4,124,126                 506,578
  Change in unrealized
    appreciation/depreciation
    from investments                    3,995,556               1,991,868                 4,254,259               2,611,156
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                        6,774,336                 426,741                 9,099,998               3,442,920
                                     ------------             -----------              ------------             -----------
Proceeds from contributions            15,081,868              53,535,759                14,013,050              64,069,267
Value of withdrawals                  (22,121,709)             (4,282,296)              (30,376,597)             (6,098,190)
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                   (7,039,841)             49,253,463               (16,363,547)             57,971,077
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS                     (265,505)             49,680,204                (7,263,549)             61,413,997
 ...............................................................................................................................
NET ASSETS:
  Beginning of period                  49,680,204                      --                61,413,997                      --
                                     ------------             -----------              ------------             -----------
  End of period                      $ 49,414,699             $49,680,204              $ 54,150,448             $61,413,997
                                     ------------             -----------              ------------             -----------
                                     ------------             -----------              ------------             -----------

---------

(a) Growth Portfolio commenced operations on May 7, 2004. Value Portfolio commenced operations on May 7, 2004.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    54

HSBC INVESTOR PORTFOLIOS

                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005      OCTOBER 31, 2004      OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  4,381,037       $      3,284,091        $  (1,294,078)       $  (1,984,985)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  18,977,305             32,731,371           62,035,547           41,945,235
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            17,737,274              3,338,622          (17,237,446)         (17,175,725)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       41,095,616             39,354,084           43,504,023           22,784,525
                                                ------------       ----------------        -------------        -------------
Proceeds from contributions                       68,931,727             44,516,479           24,917,377           67,718,326
Value of withdrawals                             (99,822,646)           (65,649,972)        (208,976,448)        (157,351,034)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (30,890,919)           (21,133,493)        (184,059,071)         (89,632,708)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS                              10,204,697             18,220,591         (140,555,048)         (66,848,183)
 ...............................................................................................................................
NET ASSETS:
  Beginning of period                            220,025,155            201,804,564          359,333,273          426,181,456
                                                ------------       ----------------        -------------        -------------
  End of period                                 $230,229,852       $    220,025,155        $ 218,778,225        $ 359,333,273
                                                ------------       ----------------        -------------        -------------
                                                ------------       ----------------        -------------        -------------

55    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                                       ---------------------------------------------------
                                                                                         RATIO OF            RATIO OF NET
                                                                       NET ASSETS AT     EXPENSES             INVESTMENT
                                                                          END OF        TO AVERAGE          INCOME (LOSS)
                                                       TOTAL              PERIOD            NET               TO AVERAGE
                                                     RETURN(a)            (000'S)        ASSETS(b)          NET ASSETS(b)
--------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (d)                                        $115,180          0.55%                  4.97%
Year ended October 31, 2002                                               149,815          0.51%                  4.60%
Year ended October 31, 2003                              4.42%             84,488          0.53%                  3.70%
Year ended October 31, 2004                              4.48%             63,697          0.57%                  3.54%
Year ended October 31, 2005                              0.76%(e)          32,810          0.49%(e)               3.85%(e)
--------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2001                                              $242,914          0.53%                  6.53%
Year ended October 31, 2002                                               385,802          0.48%                  5.14%
Year ended October 31, 2003                              5.80%            203,551          0.48%                  4.38%
Year ended October 31, 2004                              5.56%            169,459          0.52%                  4.31%
Year ended October 31, 2005                              1.64%(e)         122,530          0.40%(e)               4.25%(e)
--------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)                       (0.86%)          $ 49,680          0.72%                  0.06%
Year ended October 31, 2005                             13.59%(e)          49,415          0.63%(e)               0.77%(e)
--------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)                        6.12%           $ 61,414          0.71%                  1.28%
Year ended October 31, 2005                             15.23%(e)          54,150          0.64%(e)               1.15%(e)
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                                              $275,848          0.90%                  0.54%
Year ended October 31, 2002                                               256,616          0.91%                  0.63%
Year ended October 31, 2003                             23.70%            201,805          0.96%                  1.00%
Year ended October 31, 2004                             20.29%            220,025          0.94%                  1.53%
Year ended October 31, 2005                             19.54%            230,230          0.84%                  1.92%
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                                              $265,573          0.98%                 (0.65%)
Year ended October 31, 2002                                               266,217          0.99%                 (0.78%)
Year ended October 31, 2003                             33.30%            426,181          0.91%                 (0.62%)
Year ended October 31, 2004                              5.93%            359,333          0.88%                 (0.52%)
Year ended October 31, 2005                             14.35%(e)         218,778          0.85%(e)              (0.45%)(e)
--------------------------------------------------------------------------------------------------------------------------


                                                     RATIOS/SUPPLEMENTARY DATA
                                                    ----------------------------

                                                        RATIO OF
                                                        EXPENSES
                                                       TO AVERAGE      PORTFOLIO
                                                    NET ASSETS(b)(c)   TURNOVER
--------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (d)                         0.55%         102.01%
Year ended October 31, 2002                               0.51%          44.04%
Year ended October 31, 2003                               0.53%          98.42%
Year ended October 31, 2004                               0.57%          50.06%
Year ended October 31, 2005                               0.58%         107.26%
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2001                               0.53%         341.26%
Year ended October 31, 2002                               0.48%          77.82%
Year ended October 31, 2003                               0.48%          70.91%
Year ended October 31, 2004                               0.52%          34.88%
Year ended October 31, 2005                               0.53%         176.60%
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)                         0.72%          53.08%
Year ended October 31, 2005                               0.68%          79.54%
--------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)                         0.71%          10.33%
Year ended October 31, 2005                               0.69%          16.45%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                               0.90%          26.90%
Year ended October 31, 2002                               0.91%          31.63%
Year ended October 31, 2003                               0.96%          68.51%
Year ended October 31, 2004                               0.94%         106.11%
Year ended October 31, 2005                               0.84%          31.32%
--------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                               0.98%          52.47%
Year ended October 31, 2002                               0.99%         103.90%
Year ended October 31, 2003                               0.91%         152.05%
Year ended October 31, 2004                               0.88%          81.75%
Year ended October 31, 2005                               0.90%          63.95%
--------------------------------------------------------------------------------

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Limited Maturity Portfolio commenced operations on January 24, 2001.
    Value Portfolio commenced operations on May 7, 2004.
    Growth Portfolio commenced operations on May 7, 2004.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.09%, 0.12%, 0.05%, 0.05% and 0.04% for Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio, respectively.
See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    56

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is a registered open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor Growth Portfolio                     Growth Portfolio
HSBC Investor Value Portfolio                      Value Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolios' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their vendors and others that provide for general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair

57    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than on the first business day following trade date. However, for financial reporting purposes, portfolio securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The

                                                  HSBC INVESTOR PORTFOLIOS    58

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment manager based on procedures established by the Board of Trustees. Not all restricted securities are considered illiquid.

        At October 31, 2005, the HSBC Fixed Income Portfolio held illiquid securities, representing 0.06% of net assets, as follows:

                                                              ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY NAME                                                    DATE         COST($)     AMOUNT($)   VALUE($)
-------------                                                    ----         -------     ---------   --------
FHA Weyerhauser, 7.43%, 1/1/24..............................   3/28/2002     $411,213      $78,037     $78,037

    SECURITIES LOANS:

        To generate additional income, the Portfolios may lend up to 33 1/3%, except for Small Cap Equity Portfolio which may lend up to 30%, of their respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of October 31, 2005, the following Portfolios had collateral and loaned securities as follows:

                                                                                 VALUE
                                                                  VALUE        OF LOANED
PORTFOLIO NAME                                                OF COLLATERAL   SECURITIES
--------------                                                -------------   ----------
Limited Maturity Portfolio..................................   $   629,969    $   617,119
Fixed Income Portfolio......................................     7,362,043      7,216,681
Small Cap Equity Portfolio..................................    42,518,000     41,194,226

        The cash collateral received by the Portfolios was invested in a pooled account by HSBC Bank USA and at October 31, 2005, the pooled account consisted of the following:

                                                                                 FAIR       MATURITY    MATURITY
SECURITY TYPE                                        SECURITY NAME               VALUE        RATE        DATE
-------------                                        -------------               -----        ----        ----
Repurchase Agreement......................  Credit Suisse First Boston, Inc.  $68,609,832    4.02%     11/01/2005

    LINE OF CREDIT:

        The Portfolios participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the Funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

59    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        During the fiscal year ended October 31, 2005, the Fixed Income Portfolio, Limited Maturity Portfolio and Small Cap Equity Portfolio had borrowed against the Line of Credit. The details of the borrowing were as follows (based on actual number of days in which the respective Fund borrowed monies):

                                                             AVERAGE AMOUNT      AVERAGE
FUND                                                          OUTSTANDING     INTEREST RATE
----                                                          -----------     -------------
Fixed Income Portfolio.....................................    $  389,711         2.87%
Small Cap Equity Portfolio.................................     1,038,000         3.59%

    EXPENSE ALLOCATIONS:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, or another appropriate basis. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, AllianceBernstein Investment Research and Management, and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

                                                  HSBC INVESTOR PORTFOLIOS    60

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $500 million..........................................   0.525%
In excess of $500 million but not exceeding $1 billion......   0.475%
In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $10 million...........................................   1.015%
In excess of $10 million but not exceeding $25 million......   0.925%
In excess of $25 million but not exceeding $50 million......    0.79%
In excess of $50 million but not exceeding $100 million.....    0.70%
In excess of $100 million...................................    0.61%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        Effective July 1, 2005, HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid to BISYS is allocated to each of the funds in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

        Effective July 1, 2005, pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trust's sub-administrator subject to the general supervision of the Portfolios' Board of Trustees and HSBC. For these services, BISYS is entitled to a fee, payable by HSBC. Prior to July 1, 2005, BISYS Ohio received compensation for providing administration services to the Portfolios under the same compensation structure as those currently with HSBC.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

        Under a Compliance Services Agreement between the Portfolios' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $200,000 for the fiscal year ended October 31, 2005, plus certain out of pocket expenses. In addition, BISYS Ohio received a one-time implementation of $50,000 which is included in Other Expenses on the Statements of Operations. Expenses incurred

61    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    are reflected on the Statements of Operations as 'Compliance Service'. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

    FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee per Portfolio, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio. Compensation HSBC receives for services to the Portfolios as custodian is presented in the Statements of Operations as custodian fees.

        Each of the six non-interested Trustees are compensated a $24,000 annual Board retainer, a $1,000 annual retainer for each Committee of the Board, and a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings and/or functioning as a Committee Chairperson or Lead Trustee. Also, the Trustees are reimbursed for certain expenses.

    OTHER:

        For its service as security lending agent, HSBC Bank USA (see note
    2 -- Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. Income from securities lending net of related expenses, is recorded as earned. The fees collected by HSBC Bank USA for the fiscal year ended October 31, 2005 were:

PORTFOLIO                                                       FEE
---------                                                       ---
Limited Maturity Portfolio..................................   $  568
Fixed Income Portfolio......................................    1,205
Growth Portfolio............................................      254
Value Portfolio.............................................      653
Small Cap Equity Portfolio..................................    8,970

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the year ended
    October 31, 2005, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.  INVESTMENT TRANSACTIONS:

        For the year ended October 31, 2005, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                       PURCHASES           SALES         PURCHASES       SALES
                                    (EXCLUDING U.S.   (EXCLUDING U.S.     OF U.S.       OF U.S.
PORTFOLIO NAME                        GOVERNMENT)       GOVERNMENT)     GOVERNMENT    GOVERNMENT
--------------                        -----------       -----------     ----------    ----------
Limited Maturity Portfolio........   $ 32,546,569      $ 57,480,601     $17,111,529   $20,592,365
Fixed Income Portfolio............    186,894,699       198,575,702      53,683,995    55,827,445
Growth Portfolio..................     39,850,716        43,292,812              --            --
Value Portfolio...................      9,779,806        20,931,182              --            --
International Portfolio...........     70,579,054        98,846,092              --            --
Small Cap Equity Portfolio........    180,474,013       359,258,559              --            --

5.  PAYMENTS FROM AFFILIATE:

        During the year ended October 31, 2005, HSBC reimbursed certain advisory fees by some of the Portfolios related to violations of certain investment policies and limitations. HSBC also reimbursed the Portfolios for interest on these amounts. The amounts for the year ended October 31, 2005, are disclosed in the following table. The corresponding

                                                  HSBC INVESTOR PORTFOLIOS    62

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    impact to the net expense ratio, net income ratio and total return for the year ended October 31, 2005, are disclosed in the Fund's Financial Highlights.

                                                          ADVISORY
FUND                                                      FEES(1)    INTEREST(2)    TOTAL
----                                                      -------    -----------    -----
Limited Maturity Portfolio..............................  $ 45,832     $ 2,093     $ 47,925
Fixed Income Portfolio..................................   171,285       7,821      179,106
Growth Portfolio........................................    24,678       1,126       25,804
Value Portfolio.........................................    31,167       1,423       32,590
Small Cap Equity Portfolio..............................   113,213       5,169      118,382
                                                          --------     -------     --------
    Total...............................................  $386,175     $17,632     $403,807
                                                          --------     -------     --------
                                                          --------     -------     --------

    -------------

    (1) Amounts relate to the reimbursement of investment advisory fees on the investment in certain investment companies and are included in 'Fees reduced by Investment Adviser' on the Statements of Operations.

    (2) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) above and are included in 'Other income' on the Statements of Operations.

6.  FEDERAL INCOME TAX INFORMATION:

        At October 31, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                   NET UNREALIZED
                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
PORTFOLIO NAME                      TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
--------------                      --------      ------------    --------------   --------------
Limited Maturity Portfolio......  $ 33,339,365    $    32,642      $  (472,898)     $  (440,256)
Fixed Income Portfolio..........   131,332,427        289,246       (1,937,996)      (1,648,750)
Growth Portfolio................    43,812,578      6,427,977         (816,781)       5,611,196
Value Portfolio.................    46,061,864      8,982,656       (1,917,691)       7,064,965
International Equity
  Portfolio.....................   189,689,427     42,503,870       (4,435,957)      38,067,913
Small Cap Equity Portfolio......   225,744,877     43,684,514       (7,596,890)      36,087,624

63    HSBC INVESTOR PORTFOLIOS

              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    To the Shareholders and
    Board of Trustees of
    HSBC Investor Portfolios:

        We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Small Cap Equity Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Growth Portfolio and HSBC Investor Value Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2005, and the related statements of operations for the year then ended, the changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations the year then ended, the changes in their net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

    KPMG LLP

    Columbus, Ohio
    December 27, 2005

                                                  HSBC INVESTOR PORTFOLIOS    64

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED) -- OCTOBER 31, 2005

        The Boards of Trustees (the 'Board of Trustees') of HSBC Investor Funds and HSBC Investor Portfolios approved a new sub-advisory agreement (the 'New Agreement') between the Investment Adviser and NWQ Investment Management Co., LLC ('NWQ'), with respect to the Value Fund, at a meeting of the Board of Trustees held on June 13-14, 2005. The New Agreement was approved by the Board of Trustees in order for NWQ to continue to provide investment sub-advisory services to the Value Fund after a change in control transaction terminated the old sub-advisory agreement dated January 30, 2004 (the 'Old Agreement'). The approval of the New Agreement did not result in any changes to the way in which the Value Fund is managed and did not cause any changes to the Value Fund's investment objectives and policies. Furthermore, the terms of the New Agreement, including the sub-advisory fee paid to NWQ, are the same in all respect as the Old Agreement. Additionally, there were no changes to the portfolio management team at NWQ that services the Value Fund. In determining whether it was appropriate to approve the New Agreement, the Board of Trustees requested and received extensive materials and information from the Investment Adviser to assist them in considering the approval of the New Agreement. Based on its review of the information requested and provided, and the discussions with management of the Investment Adviser, the Board of Trustees determined that approval of the New Agreement was consistent with the best interests of the Value Fund and its shareholders, and would enable the Value Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Value Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

        - Nature, Extent, and Quality of Services Provided by the Investment Adviser and NWQ. The Board of Trustees considered the nature, quality and extent of the investment advisory services provided by NWQ, and NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. The Board of Trustees concluded that the services to be provided by the Investment Adviser and NWQ are extensive and that the Investment Adviser and NWQ would deliver a high level of service to the Value Fund.

        - Investment Performance of the Value Fund, Investment Adviser and NWQ. The Board of Trustees considered short- and long-term investment performance of the Value Fund over various periods of time as compared to a peer group of comparable funds, as well as NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. Additionally, the Board of Trustees considered fee and expense information regarding the Value Fund's peer groups.

        - Costs of Services and Profits Realized by the Investment Adviser. The Board of Trustees considered that the proposal had no material effect upon the analysis of the Investment Adviser's overall profitability and costs that had been prepared in connection with the last renewal of the advisory contract, and would not change any factors bearing upon the profitability to NWQ and Investment Adviser from their relationships with the Value Fund.

        - Other Relevant Considerations. The Board of Trustees considered NWQ's representations regarding staffing and capabilities to manage assets of the Value Portfolio. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Investment Adviser and NWQ.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the New Agreement with respect to the Value Fund.

65    HSBC INVESTOR PORTFOLIOS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING         EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                       5/1/05         10/31/05      5/1/05-10/31/05   5/1/05-10/31/05
                                       ------         --------      ---------------   ---------------
Limited Maturity Portfolio            $1,000.00       $1,003.40         $  2.93              0.58%
Fixed Income Portfolio                 1,000.00        1,002.70            2.68              0.53%
Growth Portfolio                       1,000.00        1,127.20            3.54              0.66%
Value Portfolio                        1,000.00        1,085.00            3.57              0.68%
International Equity Portfolio         1,000.00        1,100.30            4.29              0.81%
Small Cap Equity Portfolio             1,000.00        1,136.70            4.90              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                             HSBC INVESTOR FAMILY OF FUNDS    66

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING         EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                       5/1/05         10/31/05      5/1/05-10/31/05   5/1/05-10/31/05
                                       ------         --------      ---------------   ---------------
Limited Maturity Portfolio            $1,000.00       $1,022.28         $  2.96              0.58%
Fixed Income Portfolio                 1,000.00        1,022.53            2.70              0.53%
Growth Portfolio                       1,000.00        1,021.88            3.36              0.66%
Value Portfolio                        1,000.00        1,021.78            3.47              0.68%
International Equity Portfolio         1,000.00        1,021.12            4.13              0.81%
Small Cap Equity Portfolio             1,000.00        1,020.62            4.63              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

67    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                                                   BOARD OF TRUSTEES (UNAUDITED)

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS            POSITION           LENGTH OF TIME           PRINCIPAL OCCUPATIONS(S)          COMPLEX OVERSEEN
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen        Emeritus Trustee     Indefinite; Trustee   Management Consultant, since 1988             35
P.O. Box 182845                                from 1990 to June
Columbus, Ohio 43218                            2005; 15 years
Age: 78
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee        Indefinite; 18 years   Director, Center for Teaching and             35
P.O. Box 182845                                                     Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Age: 67
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee        Indefinite; 18 years   General Partner of Elkhorn                    35
P.O. Box 182845                                                     Partners, L.P., since 1989
Columbus, Ohio 43218
Age: 55
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee        Indefinite; 18 years   Private Investor; Finance Chair of            35
P.O. Box 182845                                                     the Vermont Republican Party;
Columbus, Ohio 43218                                                President of Investor Access
Age: 60                                                             Corporation, 1981-2004
-----------------------------------------------------------------------------------------------------------------------------
Thomas Robards                Trustee         Indefinite; 1 year    Private Investor; Chief Financial             35
P.O. Box 182845                                                     Officer, American Museum of Natural
Columbus, Ohio 43218                                                History (2003 to 2004); Chief
Age: 59                                                             Financial Officer, Datek Online
                                                                    Holding Corp. (2000 to 2002);
                                                                    Executive member of Board of
                                                                    Directors, Executive Vice President
                                                                    and Chief Financial Officer,
                                                                    Republic New York Corporation (1976
                                                                    to 1999)
-----------------------------------------------------------------------------------------------------------------------------
Richard Brealey               Trustee         Indefinite; 1 year    Emeritus Professor, London School             35
P.O. Box 182845                                                     of Business (2002 to present);
Columbus, Ohio 43218                                                Deputy Chairman, Balancing and
Age: 69                                                             Settlement Code Panel (September
                                                                    2000 to present)
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Baker*             Trustee         Indefinite; 2 years   Chief Executive Officer, HSBC                 35
P.O. Box 182845                                                     Investments (USA), Inc. (2003 to
Columbus, Ohio 43218                                                present); Chief Executive Officer,
Age: 49                                                             HSBC Asset Management (Canada)
                                                                    Limited (1998 to 2003)
-----------------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS       OTHER DIRECTORSHIPS
       AND AGE            HELD BY TRUSTEE
-------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 78
-------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Age: 67
-------------------------------------------
Alan S. Parsow                 None
P.O. Box 182845
Columbus, Ohio 43218
Age: 55
-------------------------------------------
Michael Seely                  None
P.O. Box 182845
Columbus, Ohio 43218
Age: 60
-------------------------------------------
Thomas Robards           Financial Federal
P.O. Box 182845           Corporation and
Columbus, Ohio 43218         Overseas
Age: 59                  Shipholding Group

-------------------------------------------
Richard Brealey                None
P.O. Box 182845
Columbus, Ohio 43218
Age: 69

-------------------------------------------
Stephen J. Baker*              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 49

-------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS    68

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)

The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                              TERM OF OFFICE AND
    NAME, ADDRESS           POSITION(S)         LENGTH OF TIME                        PRINCIPAL OCCUPATION(S)
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti          President         Indefinite; March    Senior Vice President, Head of Product Management, HSBC
3435 Stelzer Road                                2004- Present      Investments (USA) Inc, 1998-Present
Columbus, Ohio 43219
Age: 47
--------------------------------------------------------------------------------------------------------------------------------
Mark L. Suter*              Senior Vice           Indefinite;       Employee of BISYS Fund Services, Inc., 2000-Present
90 Park Avenue               President           2000-Present
10th Floor
New York, NY 10018
Age: 43
--------------------------------------------------------------------------------------------------------------------------------
Marc Schuman                 Secretary            Indefinite;       Senior Counsel of BISYS Fund Services, Inc., 2005-Present;
90 Park Avenue                                   2005-Present       Senior Corporate Counsel of The BISYS Group, Inc. 2001-2005;
10th Floor                                                          Of Counsel to Morgan, Lewis & Bockius LLP (law firm)
New York, NY 10016                                                  2000-2001.
Age: 45
--------------------------------------------------------------------------------------------------------------------------------
Michael Lawlor          Assistant Secretary    Indefinite; March    Assistant Counsel of BISYS Fund Services, Inc. 2005-Present;
100 Summer Street                                2005- Present      Associate Counsel of IXIS Advisors Group 2003-2005; Staff
Suite 1500                                                          Counsel Loomis, Sayles & Company, L.P. 2000-2003; Legal
Boston, MA 02110                                                    Product Manager, Scudder Kemper Investments 1999-2000.
Age: 36
--------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                 Treasurer            Indefinite;       Employee of BISYS Fund Services, Inc., 2002-Present; Senior
3435 Stelzer Road                                2004-Present       Manager, KPMG LLP, 1993-2002
Columbus, Ohio 43219
Age: 34
--------------------------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Treasurer       Indefinite;       Employee of BISYS Fund Services, Inc., 1995-Present
3435 Stelzer Road                                1996-Present
Columbus, Ohio 43219
Age: 38
--------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*    Chief Compliance     Expires 2006; 2004-   Senior Vice President and Chief Compliance Officer, CCO
90 Park Avenue                Officer               Present         Services of BISYS Fund Services, 2004-Present; President,
10th Floor                                                          FJS Associates, 2002-2004; Vice President, Credit Agricole
New York, NY 10016                                                  Asset Mangement, U.S., 1987-2002
Age: 46
--------------------------------------------------------------------------------------------------------------------------------

---------
* Messrs. Suter, Sheets and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

69    HSBC INVESTOR FAMILY OF FUNDS

                               PRIVACY POLICY FOR
                            HSBC INVESTOR FUNDS AND
                            HSBC ADVISOR FUNDS TRUST
--------------------------------------------------------------------------------

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA N.A., HSBC Investments (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                                             HSBC INVESTOR FAMILY OF FUNDS    70

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the 12 month period ending June 30, 2005 is available at the Security and Exchange Commission's website at http://www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

HSBC Investor LifeLine Funds:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Investor Growth Portfolio
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  Overland Park, KS 66202


  HSBC Investor Value Portfolio
  NWQ Investment Management Co., LLC
  2049 Century Park East, 16th Floor
  Los Angeles, CA 90067

  HSBC Investor International Equity Portfolio
  AllianceBernstein Investment Research and Management
  1345 Avenue of the Americas, 39th Floor
  New York, NY 10105

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management Company
  One Financial Center
  Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA, N.A. and
  HSBC Securities (USA) Inc. Clients
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Growth Portfolio
  HSBC Investor Value Portfolio
  HSBC Investor Growth and Income Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street -- 16th Floor
  Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC LifeLine Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0008                                                                   12/05

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(i).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.


Item 3. Audit Committee Financial Expert.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the  disclosure  required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is "independent" for purposes of this Item 3 of Form N-CSR.


Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         2004     $200,230
         2005     $255,000

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2004     $36,130
         2005     $40,000

         2004 - Fees of $4,150 relate to the consent of N1A filing and $31,980 relate to the performance of the Funds' 17f-2 examinations.

         2005 - Fees of $5,000 relate to the consent of N1A filing and $35,000 relate to the performance of the Funds' 17f-2 examinations.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2004     $108,115
         2005     $139,200

         Fees for both 2004 and 2005 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2004     $0
         2005     $0

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must preapprove all audit and non-audit services by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) - (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

           2004  $1,952,245
           2005  $228,200

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          The audit committee considered the nonaudit services rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant's independence.

Item 5.   Audit Committee of Listed Registrants.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section

               3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so
               state.

          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.   Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 'SS' 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HSBC INVESTOR PORTFOLIOS

By (Signature and Title)*  /s/ Richard A. Fabietti
                           -----------------------------------------------------
                           Richard A. Fabietti
                           President

Date____January 6, 2006______________________________

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard A. Fabietti
                           -----------------------------------------------------
                           Richard A. Fabietti
                           President

Date____January 6, 2006______________________________

By (Signature and Title)*  /s/ Troy A. Sheets
                           -----------------------------------------------------
                           Troy A. Sheets
                           Treasurer

Date____January 6, 2006______________________________






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